UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04409

Eaton Vance Municipals Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Income Funds

Annual Report

September 30, 2019

AMT-Free    •    National

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2019

Eaton Vance

Municipal Income Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

AMT-Free Municipal Income Fund	3
National Municipal Income Fund	5

Endnotes and Additional Disclosures	7

Fund Expenses	8

Financial Statements	10

Report of Independent Registered Public Accounting Firm	43

Federal Tax Information	45

Board of Trustees’ Contract Approval	46

Management and Organization	50

Important Notices	52

Eaton Vance

Municipal Income Funds

September 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended September 30, 2019, investors witnessed a dramatic turnaround in fixed-income markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.

As a whole, the period was marked by strong performance across the municipal bond market with the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returning 8.55%. The municipal bond yield curve9 experienced a so-called “bull market flattening,” where rates declined across the curve but more so toward the long end of the curve. With investors searching for yield in a low-rate environment, lower-rated7 bonds generally outperformed higher-rated bonds, while longer-duration10 issues outperformed shorter-duration issues.

With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.

The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipals and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the new code. For the period as a whole, high-quality municipals generally underperformed Treasurys in the two-six-year area of the yield curve; performed in line with Treasurys in the middle of the curve; and outperformed Treasurys in the 16-30-year area of the curve.

Fund Performance

For the 12-month period ended September 30, 2019, Eaton Vance AMT-Free Municipal Income Fund Class A shares at net asset value (NAV) underperformed the 8.55% return of its primary benchmark, the Index; while Eaton Vance National Municipal Income Fund Class A shares at NAV performed approximately in line with the Index.

The Funds’ overall strategy is to normally invest in bonds with maturities of 10 years or more, in order to capture their typically higher yields and a greater income stream compared with shorter-maturity issues.

The Funds may seek to enhance tax-exempt income through the use of leveraged investments by purchasing residual interest bonds.6 Leverage has the effect of magnifying the Funds’ exposure to their underlying investments in both up and down markets. During this period of falling rates and rising bond prices, residual interest bonds were a contributor to performance versus the Index — which does not employ leverage — for both Funds.

Management attempts to hedge the portfolios to various degrees against the potential risk of interest-rate volatility at the long end of the yield curve by using Treasury futures, interest-rate swaps, or both. As a risk management strategy, the hedge is intended to moderate performance in both up and down markets. So in a period when municipal and Treasury bonds generally rose in price, the Funds’ Treasury futures hedge mitigated a portion of that appreciation, and was a detractor from relative results versus the unhedged Index for both Funds. However, by period-end, the Treasury futures hedge was no longer present in either Fund.

Fund-Specific Results

Eaton Vance AMT-Free Municipal Income Fund returned 8.02% for Class A shares at NAV, underperforming the 8.55% return of the Index during the period. Detractors from results relative to the Index included the Fund’s hedging strategy; an overweight in prerefunded or escrowed bonds, relative to the Index; and security selection in AAA-rated bonds. In contrast, contributors to Fund performance versus the Index included leveraged investments, an overweight in Illinois bonds, and an overweight in zero-coupon bonds, which were the best-performing coupon structure in the Index during the period.

Eaton Vance National Municipal Income Fund returned 8.57% for Class A shares at NAV, performing approximately in line with the 8.55% return of the Index during the period. Contributors to performance relative to the Index included an overweight in alternative minimum tax bonds, security selection in New York bonds, and security selection in the transportation sector. Detractors from performance versus the Index included an overweight in prerefunded bonds, the Fund’s hedging strategy, and security selection in the health care sector, which was the best-performing sector in the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2019

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/06/1998	03/16/1978	8.02%	3.62%	4.35%
Class A with 4.75% Maximum Sales Charge	—	—	2.91	2.61	3.84
Class C at NAV	05/02/2006	03/16/1978	7.24	2.85	3.58
Class C with 1% Maximum Sales Charge	—	—	6.24	2.85	3.58
Class I at NAV	03/16/1978	03/16/1978	8.34	3.86	4.61
Bloomberg Barclays Municipal Bond Index	—	—	8.55%	3.66%	4.16%
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	—	11.30	5.14	5.55

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.05%	1.80%	0.80%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			3.30%	2.56%	3.55%
Taxable-Equivalent Distribution Rate			5.57	4.32	6.00
SEC 30-day Yield			1.36	0.69	1.68
Taxable-Equivalent SEC 30-day Yield			2.31	1.16	2.84

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					8.60%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$14,217	N.A.
Class I	$250,000	09/30/2009	$392,564	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2019

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

National Municipal Income Fund

September 30, 2019

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/05/1994	12/19/1985	8.57%	4.28%	4.58%
Class A with 4.75% Maximum Sales Charge	—	—	3.42	3.28	4.08
Class C at NAV	12/03/1993	12/19/1985	7.77	3.51	3.80
Class C with 1% Maximum Sales Charge	—	—	6.77	3.51	3.80
Class I at NAV	07/01/1999	12/19/1985	8.83	4.52	4.84
Bloomberg Barclays Municipal Bond Index	—	—	8.55%	3.66%	4.16%
Bloomberg Barclays Long (22+) Year Municipal Bond Index	—	—	11.30	5.14	5.55

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.88%	1.63%	0.63%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			3.05%	2.33%	3.27%
Taxable-Equivalent Distribution Rate			5.15	3.94	5.52
SEC 30-day Yield			1.38	0.71	1.70
Taxable-Equivalent SEC 30-day Yield			2.33	1.19	2.87

% Total Leverage[6]
RIB Financing					4.24%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$14,524	N.A.
Class I	$250,000	09/30/2009	$401,291	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

National Municipal Income Fund

September 30, 2019

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Municipal Income Funds

September 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

7

Eaton Vance

Municipal Income Funds

September 30, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance AMT-Free Municipal Income Fund

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,040.80	$5.17	1.01%
Class C	$1,000.00	$1,037.00	$8.99	1.76%
Class I	$1,000.00	$1,042.10	$3.89	0.76%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.11	1.01%
Class C	$1,000.00	$1,016.20	$8.90	1.76%
Class I	$1,000.00	$1,021.30	$3.85	0.76%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

8

Eaton Vance

Municipal Income Funds

September 30, 2019

Fund Expenses — continued

Eaton Vance National Municipal Income Fund

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,043.30	$3.94	0.77%
Class C	$1,000.00	$1,039.50	$7.72	1.51%
Class I	$1,000.00	$1,044.50	$2.67	0.52%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.90	0.77%
Class C	$1,000.00	$1,017.50	$7.64	1.51%
Class I	$1,000.00	$1,022.50	$2.64	0.52%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

9

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 108.2%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 3.2%

New York State Environmental Facilities Corp., 5.00%, 10/15/35(1)	$9,900	$10,088,595

		$10,088,595

Education — 6.8%

Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/46	$5,000	$5,823,450

Connecticut Health and Educational Facilities Authority, (Sacred Heart University), 5.00%, 7/1/42	2,125	2,522,524

North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/41	1,480	1,751,003

Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,050	1,131,501

Pennsylvania Higher Educational Facilities Authority, (Drexel University), 5.00%, 5/1/37	1,750	2,091,757

Pima County Community College District, AZ, 5.00%, 7/1/35	725	900,762

University of California, 5.25%, 5/15/35	3,555	4,144,454

West Virginia University, 5.00%, 10/1/31	3,000	3,275,160

		$21,640,611

Electric Utilities — 3.8%

Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	$1,605	$1,693,211

Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	3,520	3,533,693

Northern Municipal Power Agency, MN, 5.00%, 1/1/31	200	241,754

Northern Municipal Power Agency, MN, 5.00%, 1/1/35	170	202,347

Northern Municipal Power Agency, MN, 5.00%, 1/1/36	160	190,006

Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 5.25%, 10/1/40	1,410	1,457,616

Utility Debt Securitization Authority, NY, 5.00%, 12/15/33	2,895	3,315,441

Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	1,345	1,349,936

		$11,984,004

Escrowed / Prerefunded — 6.7%

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	$1,320	$1,338,757

Henrico County Economic Development Authority, VA, (Bon Secours Health System, Inc.), Prerefunded to 11/1/22, 5.00%, 11/1/30	1,185	1,315,824

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	315	335,998

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	470	501,636

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

New Jersey Turnpike Authority, Prerefunded to 7/1/22, 5.00%, 1/1/30	$3,060	$3,371,508

Oklahoma Development Finance Authority, (St. John Health System), Prerefunded to 2/15/22, 5.00%, 2/15/34	2,035	2,209,094

Savannah Economic Development Authority, GA, Escrowed to Maturity, 0.00%, 12/1/21	6,000	5,812,800

Washington, Prerefunded to 2/1/21, 5.25%, 2/1/36(1)	6,000	6,313,980

		$21,199,597

General Obligations — 18.5%

California, 5.00%, 4/1/35	$2,125	$2,448,489

California, 5.25%, 10/1/29	560	603,960

California, 5.25%, 10/1/32	3,480	3,748,169

Chicago, IL, 5.00%, 1/1/39	1,400	1,598,366

Chicago, IL, 5.00%, 1/1/44	1,490	1,684,400

Chicago Board of Education, IL, 5.00%, 12/1/21	230	243,899

Chicago Board of Education, IL, 5.00%, 12/1/46	270	288,914

Chicago Board of Education, IL, 5.00%, 12/1/46	1,405	1,590,952

District of Columbia, 5.00%, 6/1/37(1)	7,000	8,552,880

Fennville Public Schools, MI, 4.00%, 5/1/34	1,000	1,160,390

Foothill-De Anza Community College District, CA, 5.00%, 8/1/34	1,150	1,343,671

Foothill-De Anza Community College District, CA, 5.00%, 8/1/36	1,150	1,339,347

Gallatin County School District No. 44, MT, 4.00%, 6/1/35	520	602,753

Illinois, 4.00%, 6/1/33	2,000	2,075,940

Illinois, 5.00%, 1/1/26	5,000	5,669,200

Illinois, 5.00%, 5/1/35	2,000	2,170,600

Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/31	4,470	5,032,281

New York, NY, 4.00%, 8/1/42(1)	7,000	7,984,270

New York, NY, 5.00%, 4/1/30	2,500	3,244,625

Salem-Keizer School District No. 24J, OR, 0.00%, 6/15/24	1,220	1,135,613

San Francisco Bay Area Rapid Transit District, CA, (Election of 2016), Green Bonds, 5.00%, 8/1/31	1,230	1,639,861

Springfield School District No. 19, OR, 5.00%, 6/15/30	1,085	1,291,193

Stamford, CT, 4.00%, 6/1/33	2,025	2,356,938

University of Connecticut, 5.00%, 2/15/32	650	734,025

		$58,540,736

Hospital — 15.0%

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	$535	$563,494

California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39	5,175	5,175,000

10	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	$1,720	$1,937,872

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	2,300	2,580,600

California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31	1,325	1,420,559

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 5.25%, 12/1/34	3,000	3,391,530

Colorado Health Facilities Authority, (CommonSpirit Health), 4.00%, 8/1/39	1,250	1,367,713

Colorado Health Facilities Authority, (Vail Valley Medical Center), 4.00%, 1/15/45	2,155	2,297,747

Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.00%, 1/15/35	2,000	2,343,480

Delaware Health Facilities Authority, (Beebe Medical Center), 5.00%, 6/1/36	3,730	4,458,469

Delaware Health Facilities Authority, (Beebe Medical Center), 5.00%, 6/1/37	1,000	1,191,110

Illinois Finance Authority, (Presence Health Network), 4.00%, 2/15/36	5,345	5,957,003

Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/31	2,110	2,464,775

Missouri Health and Educational Facilities Authority, (Mercy Health), 5.00%, 11/15/47	3,000	3,558,300

Ohio, (University Hospitals Health Systems, Inc.), 5.00%, 1/15/36	2,500	2,918,600

Tarrant County Cultural Education Facilities Finance Corp., TX, (Cook Children’s Medical Center), 5.25%, 12/1/39(1)	5,000	5,666,400

		$47,292,652

Housing — 0.7%

Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing, LLC - Arizona State University), 5.00%, 7/1/37	$500	$591,930

Phoenix Industrial Development Authority, AZ, (Downtown Phoenix Student Housing, LLC - Arizona State University), 5.00%, 7/1/42	1,250	1,461,500

Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(2)	285	285,000

		$2,338,430

Industrial Development Revenue — 1.5%

New York Liberty Development Corp., (Bank of America Tower at One Bryant Park), 2.45%, 9/15/69(3)	$1,960	$2,000,435

Selma Industrial Development Board, AL, (International Paper Co.), 5.80%, 5/1/34	2,670	2,735,415

		$4,735,850

Security	Principal Amount (000’s omitted)	Value

Insured – Education — 0.7%

Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$1,750	$2,289,823

		$2,289,823

Insured – Electric Utilities — 0.7%

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/29	$2,865	$2,327,039

		$2,327,039

Insured – Escrowed / Prerefunded — 0.5%

Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), Escrowed to Maturity, 0.00%, 8/15/21	$1,560	$1,517,303

		$1,517,303

Insured – General Obligations — 1.2%

Atlantic City, NJ, (AGM), 4.00%, 3/1/42	$145	$159,248

Chicago Board of Education, IL, (AGM), 5.00%, 12/1/24	505	574,316

McCook, IL, (AGM), 4.00%, 12/1/29	240	275,352

McCook, IL, (AGM), 4.00%, 12/1/30	200	228,168

McCook, IL, (AGM), 4.00%, 12/1/33	500	555,650

McCook, IL, (AGM), 4.00%, 12/1/34	440	483,639

Proviso Township High School District No. 209, IL, (AGM), 4.00%, 12/1/38	1,500	1,637,985

		$3,914,358

Insured – Lease Revenue / Certificates of Participation — 2.1%

Anaheim Public Financing Authority, CA, (Anaheim Public Improvements), (AGM), 0.00%, 9/1/31	$8,680	$6,547,324

		$6,547,324

Insured – Other Revenue — 2.1%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$10,600	$6,508,294

		$6,508,294

Insured – Special Tax Revenue — 5.6%

Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$5,265	$5,268,264

Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/27	6,000	7,629,240

Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/30	2,565	3,460,775

11	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)

Successor Agency to San Francisco City and County Redevelopment Agency, CA, (NPFG), 5.00%, 8/1/43	$1,100	$1,288,298

		$17,646,577

Insured – Transportation — 9.6%

Chicago, IL, (O’Hare International Airport), (AGM), 5.00%, 1/1/28	$1,000	$1,112,060

Chicago, IL, (O’Hare International Airport), (AGM), 5.125%, 1/1/31	1,000	1,110,960

Chicago, IL, (O’Hare International Airport), (AGM), 5.25%, 1/1/32	785	873,611

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	7,120	3,133,227

Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 4.00%, 11/15/46	1,275	1,420,987

Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 5.00%, 11/15/44	2,470	3,009,226

Pennsylvania Turnpike Commission, (AGM), 6.375%, 12/1/38	11,000	14,470,280

Texas Transportation Commission, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	5,285	5,131,735

		$30,262,086

Insured – Water and Sewer — 2.4%

Detroit, MI, Sewage Disposal System, (AGM), 5.00%, 7/1/39	$4,825	$5,235,607

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/32	655	753,525

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/33	565	647,699

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/35	280	319,231

Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/37	565	641,315

		$7,597,377

Lease Revenue / Certificates of Participation — 3.2%

Hudson Yards Infrastructure Corp., NY, 4.00%, 2/15/44	$6,020	$6,706,521

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/37	3,000	3,494,910

		$10,201,431

Other Revenue — 1.5%

Austin Convention Enterprises, Inc., TX, (Convention Center Hotel), 5.00%, 1/1/22	$400	$430,000

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(4)	1,200	216,000

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.25%, 12/1/38	970	1,127,654

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Cleveland-Cuyahoga County Port Authority, OH, (Playhouse Square Foundation), 5.50%, 12/1/43	$355	$415,393

Mercer County Improvement Authority, NJ, 4.00%, 3/15/40	935	1,081,271

White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(5)	1,540	1,541,047

		$4,811,365

Senior Living / Life Care — 3.9%

National Finance Authority, NH, (The Vista), 5.25%, 7/1/39(5)	$265	$288,172

National Finance Authority, NH, (The Vista), 5.625%, 7/1/46(5)	360	395,212

National Finance Authority, NH, (The Vista), 5.75%, 7/1/54(5)	595	652,774

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	570	639,255

Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	2,690	3,030,904

Saint Louis County Industrial Development Authority, MO, (St. Andrew’s Resources for Seniors Obligated Group), 5.00%, 12/1/35	1,700	1,875,882

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.00%, 12/1/32	160	169,182

Tempe Industrial Development Authority, AZ, (Friendship Village of Tempe), 6.25%, 12/1/42	660	698,742

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/32(5)	1,575	1,813,801

Washington Housing Finance Commission, (Horizon House), 5.00%, 1/1/38(5)	2,325	2,641,851

Washington Housing Finance Commission, (Transforming Age), 5.00%, 1/1/34(3)(5)	245	274,300

		$12,480,075

Special Tax Revenue — 4.2%

Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	$914	$914,366

Jurupa Public Financing Authority, CA, 5.00%, 9/1/31	1,200	1,393,152

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 11/1/38	5,820	6,704,523

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 11/1/37	1,000	1,184,260

New York City Transitional Finance Authority, NY, Future Tax Revenue, (SPA: JPMorgan Chase Bank, N.A.), 1.75%, 2/1/45(6)	2,000	2,000,000

New York Convention Center Development Corp., Hotel Unit Fee, 0.00%, 11/15/27	135	114,615

River Hall Community Development District, FL, (Capital Improvements), 5.45%, 5/1/36	965	970,578

		$13,281,494

12	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation — 10.1%

Central Texas Regional Mobility Authority, Prerefunded to 1/1/21, 5.75%, 1/1/31	$415	$437,393

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,100	1,261,557

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	1,455	1,664,971

Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/31	480	550,954

Denver City and County, CO, Airport System Revenue, 2.322%, (70% of 1 mo. USD LIBOR + 0.86%), 11/15/19 (Put Date), 11/15/31(7)	880	880,431

Grand Parkway Transportation Corp., TX, 5.125%, 10/1/43	1,100	1,219,240

Metropolitan Transportation Authority, NY, 5.00%, 11/15/35	325	390,280

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/39	1,970	2,451,527

Miami-Dade County, FL, Aviation Revenue, 5.00%, 10/1/33	6,150	7,091,934

New Jersey Turnpike Authority, 4.00%, 1/1/48	1,045	1,169,157

New Orleans Aviation Board, LA, 5.00%, 1/1/43	1,555	1,828,540

San Joaquin Hills Transportation Corridor Agency, CA, 5.00%, 1/15/34	5,235	6,024,490

Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	3,500	3,656,380

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	2,980	3,022,286

Texas Transportation Commission, 0.00%, 8/1/40	1,000	429,000

		$32,078,140

Water and Sewer — 4.2%

Atlanta, GA, Water and Wastewater Revenue, 5.00%, 11/1/35(1)	$6,990	$8,652,432

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 4.00%, 6/15/41	4,000	4,565,960

		$13,218,392

Total Tax-Exempt Municipal Securities — 108.2% (identified cost $312,945,992)		$342,501,553

Trust Units — 0.1%
Security	Notional Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.1%

COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (taxable), 8/1/46(8)	$774	$106,420

Security	Notional Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)

COFINA Series 2007A Senior Bonds Due 2046 National Custodial Trust (non-taxable), 8/1/46(8)	$2,350	$117,517

Total Trust Units — 0.1% (identified cost $197,046)		$223,937

Total Investments — 108.3% (identified cost $313,143,038)		$342,725,490

Other Assets, Less Liabilities — (8.3)%		$(26,369,876)

Net Assets — 100.0%		$316,355,614

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At September 30, 2019, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

New York	17.9%

California	16.0%

Illinois	10.5%

Others, representing less than 10% individually	63.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 23.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.9% to 15.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	The issuer is in default on the payment of principal but continues to pay interest.

(3)	When-issued security.

(4)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2019, the aggregate value of these securities is $7,607,157 or 2.4% of the Fund’s net assets.

(6)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at September 30, 2019.

(7)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2019.

13	See Notes to Financial Statements.

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

(8)

Security was received in connection with the restructuring of an insured zero-coupon bond issued by the Puerto Rico Sales Tax Financing Corporation (“COFINA”) (the “Original Bond”). The notional amount of the combined taxable and tax-exempt trust units reflects the accreted amount of the Original Bond from original issuance through the restructuring date. Each trust certificate represents an ownership interest in various coupon paying and zero-coupon COFINA bonds and potential insurance payments pursuant to an insurance policy with National Public Finance Guarantee Corporation. The trust units have no stated coupon interest rate but accrete income to maturity at the annual rate of approximately 5.04%, the same rate as the Original Bond.

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

LIBOR	–	London Interbank Offered Rate

NPFG	–	National Public Finance Guarantee Corp.

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

14	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 100.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.5%

Connecticut, (State Revolving Fund), Green Bonds, 5.00%, 3/1/28	$10,000	$11,860,300

Ohio Water Development Authority, Water Pollution Control Loan Fund, 5.00%, 6/1/29	10,000	13,065,000

Rickenbacker Port Authority, OH, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	16,255	20,536,730

		$45,462,030

Cogeneration — 0.1%

Northampton County Industrial Development Authority, PA, (Northampton Generating), (AMT), 5.00%, 12/31/23(1)	$14,652	$3,663,079

		$3,663,079

Education — 7.8%

Allegheny County Higher Education Building Authority, PA, (Carnegie Mellon University), 5.00%, 8/1/27	$3,335	$4,243,787

Connecticut Health and Educational Facilities Authority, (Yale University), 5.00%, 7/1/27	5,000	6,358,800

District of Columbia, (District of Columbia International School), 5.00%, 7/1/54	2,290	2,703,368

Florida Higher Educational Facilities Financing Authority, (Jacksonville University), 4.75%, 6/1/38(2)	2,245	2,458,342

Massachusetts Development Finance Agency, (Harvard University), 5.00%, 7/15/34	18,855	23,122,452

Michigan State University, 5.00%, 2/15/31	1,200	1,536,888

Missouri Health and Educational Facilities Authority, (Washington University), (SPA: JPMorgan Chase Bank, N.A.), 1.75%, 9/1/30(3)	9,000	9,000,000

New Hampshire Health and Education Facilities Authority, (University System of New Hampshire), (SPA: State Street Bank and Trust Company), 1.77%, 7/1/33(3)	1,000	1,000,000

New Jersey Educational Facilities Authority, (Princeton University), 4.00%, 7/1/38	1,475	1,718,036

New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/33	4,370	5,495,188

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38	19,340	24,445,180

New York Dormitory Authority, (Cornell University), Green Bonds, 5.00%, 7/1/22	1,305	1,443,461

New York Dormitory Authority, (Cornell University), Green Bonds, 5.00%, 7/1/23	2,955	3,379,249

New York Dormitory Authority, (Cornell University), Green Bonds, 5.00%, 7/1/24	2,350	2,775,091

Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	9,930	10,700,767

Security	Principal Amount (000’s omitted)	Value

Education (continued)

Rutgers State University, NJ, 5.00%, 5/1/43(4)	$37,000	$41,035,960

University of California, 5.25%, 5/15/36	7,080	8,247,067

University of California, 5.25%, 5/15/37	13,000	15,130,310

University of California, 5.25%, 5/15/38	7,700	8,946,861

University of Minnesota, 4.00%, 1/1/30	3,000	3,303,510

University of Minnesota, 4.00%, 2/1/30	1,815	1,960,273

University of Virginia, 5.00%, 4/1/38	13,205	16,206,893

University of Virginia, 5.00%, 4/1/39	40,970	50,184,153

		$245,395,636

Electric Utilities — 3.9%

Mesa, AZ, Utility Systems Revenue, 5.00%, 7/1/33	$1,180	$1,525,811

Omaha Public Power District, NE, 5.00%, 2/1/39	10,805	12,562,433

Public Power Generation Agency, NE, (Whelan Energy Center Unit 2), 5.00%, 1/1/28	6,025	7,018,884

San Antonio, TX, Electric and Gas Systems Revenue, 4.00%, 2/1/30	2,000	2,439,300

Unified Government of Wyandotte County/Kansas City, KS, Utility System Revenue, 5.00%, 9/1/32	10,000	10,950,200

Utility Debt Securitization Authority, NY, 5.00%, 12/15/30(4)	22,500	25,839,000

Utility Debt Securitization Authority, NY, 5.00%, 12/15/31(4)	27,500	31,556,800

Utility Debt Securitization Authority, NY, 5.00%, 12/15/40	13,260	16,397,581

Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	12,530	12,575,985

		$120,865,994

Escrowed / Prerefunded — 4.3%

Bexar County Health Facilities Development Corp., TX, (St. Luke’s Lutheran Hospital), Escrowed to Maturity, 7.00%, 5/1/21	$1,655	$1,756,352

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.00%, 7/15/30	9,530	9,658,655

Brooklyn Arena Local Development Corp., NY, (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	14,295	14,498,132

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	4,505	4,808,232

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 6.75%, 1/1/36	3,005	3,205,313

North Carolina, Capital Improvement Limited Obligation Bonds, Prerefunded to 5/1/20, 5.25%, 5/1/31	16,475	16,857,714

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	4,515	4,727,070

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	3,490	3,653,925

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.45%, 12/1/35	12,125	12,708,455

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	3,585	3,779,773

15	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	$3,795	$4,001,182

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.00%, 12/1/34	17,620	18,577,295

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 6.50%, 12/1/36	10,000	10,599,700

Southwestern Illinois Development Authority, (Memorial Group, Inc.), Prerefunded to 11/1/23, 7.25%, 11/1/33	9,170	11,290,288

Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	1,000	1,033,850

Tarrant County Cultural Education Facilities Finance Corp., TX, (Scott & White Healthcare), Prerefunded to 8/15/20, 5.25%, 8/15/40	12,500	12,923,125

		$134,079,061

General Obligations — 21.2%

Aiken County Consolidated School District, SC, 4.00%, 4/1/37	$7,870	$9,129,751

Belmont, MA, 4.00%, 3/15/30	2,800	3,372,656

Belmont, MA, 4.00%, 3/15/32	3,030	3,596,004

Boston, MA, 5.00%, 3/1/30	2,970	3,906,619

Boston, MA, 5.00%, 3/1/31	3,740	4,895,997

California, 2.01%, (SIFMA + 0.43%), 12/1/23 (Put Date), 12/1/29(5)	15,000	15,041,850

California, 3.00%, 10/1/33	4,320	4,621,363

California, 3.00%, 10/1/37	3,970	4,164,133

California, 5.00%, 10/1/33	15,000	17,290,500

California Education Notes Program, Fiscal Year 2019-20 Note Participations, 5.00%, 6/30/20	5,245	5,389,919

Chicago, IL, 5.00%, 1/1/39	2,100	2,397,549

Chicago, IL, 5.00%, 1/1/40	1,500	1,708,620

Chicago Board of Education, IL, 5.00%, 12/1/21	1,980	2,099,651

Chicago Board of Education, IL, 5.00%, 12/1/46	15,110	17,109,808

Chicago Board of Education, IL, 5.00%, 12/1/46	2,855	3,054,993

Clackamas Community College District, OR, 5.00%, (0.00% until 6/15/20), 6/15/38	760	890,363

Clackamas Community College District, OR, 5.00%, (0.00% until 6/15/20), 6/15/39	1,000	1,169,110

Clackamas Community College District, OR, 5.00%, (0.00% until 6/15/20), 6/15/40	1,250	1,458,400

Delaware, 4.00%, 2/1/31	10,000	12,036,800

Desert Community College District, CA, 5.00%, 8/1/37	5,350	6,409,889

District of Columbia, 5.00%, 10/15/30	4,000	5,198,360

Florida Board of Education, 4.00%, 6/1/33	7,770	9,227,885

Hartford County Metropolitan District, CT, 5.00%, 7/15/23	1,000	1,135,040

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Hartford County Metropolitan District, CT, Series A, 5.00%, 7/15/24	$500	$584,025

Hartford County Metropolitan District, CT, Series B, 5.00%, 7/15/24	1,000	1,168,050

Hawaii, 5.00%, 1/1/34	13,700	17,106,779

Hennepin County Regional Railroad Authority, MN, 5.00%, 12/1/30	4,040	5,235,396

Illinois, 5.00%, 2/1/24	10,705	11,742,957

Illinois, 5.00%, 11/1/24	11,295	12,563,541

Illinois, 5.00%, 2/1/27	18,500	20,258,055

Illinois, 5.00%, 2/1/29	15,000	17,119,500

Illinois, 5.00%, 5/1/39	10,000	10,785,500

Illinois, 5.25%, 7/1/30	6,150	6,686,342

Johnson City, TN, 5.00%, 6/1/22	440	482,975

Johnson City, TN, 5.00%, 6/1/24	505	588,795

Judson Independent School District, TX, (PSF Guaranteed), 4.00%, 2/1/34	4,000	4,480,400

Judson Independent School District, TX, (PSF Guaranteed), 4.00%, 2/1/35	4,000	4,470,080

Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/29	1,920	2,166,278

Kane, Cook and DuPage Counties School District No. 46, IL, 5.00%, 1/1/30	4,105	4,632,493

Klein Independent School District, TX, (PSF Guaranteed), 5.00%, 2/1/36	14,180	14,824,906

Los Altos School District, CA, (Election of 2014), 3.00%, 8/1/34(6)	1,180	1,250,387

Los Altos School District, CA, (Election of 2014), 3.00%, 8/1/37(6)	1,470	1,531,549

Louisiana, 5.00%, 3/1/28	6,590	8,356,054

Massachusetts, 5.00%, 7/1/35	10,000	11,818,000

Massachusetts, 5.00%, 3/1/37	10,900	12,410,740

Minneapolis-St. Paul Metropolitan Council, MN, 4.00%, 3/1/30	1,250	1,490,613

New York, NY, 4.00%, 3/1/36	8,000	9,164,640

New York, NY, 4.00%, 12/1/41	4,070	4,616,316

New York, NY, 4.00%, 8/1/42(4)	28,000	31,937,080

New York, NY, 5.00%, 4/1/30	11,735	15,230,270

New York, NY, 5.00%, 8/1/33	10,000	12,066,900

Nixa Public Schools, MO, 4.00%, 3/1/35	750	848,655

Nixa Public Schools, MO, 4.00%, 3/1/36	1,000	1,128,120

Nixa Public Schools, MO, 4.00%, 3/1/37	1,000	1,124,320

Nixa Public Schools, MO, 4.00%, 3/1/38	1,125	1,260,473

Northside Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/33	2,540	2,965,653

Onondaga County, NY, 4.00%, 6/1/28	2,275	2,678,176

16	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Onondaga County, NY, 4.00%, 6/1/30	$2,495	$2,919,025

Oxnard Union High School District, CA, (Election of 2018), 5.00%, 8/1/43	3,750	4,473,000

Park City, UT, 4.00%, 2/1/31	3,490	4,200,843

Randolph County, NC, Limited Obligation Bonds, 4.00%, 10/1/35	1,310	1,529,739

Randolph County, NC, Limited Obligation Bonds, 4.00%, 10/1/36	1,595	1,857,122

Randolph County, NC, Limited Obligation Bonds, 4.00%, 10/1/37	545	632,309

Randolph County, NC, Limited Obligation Bonds, 5.00%, 10/1/33	500	643,780

San Francisco Bay Area Rapid Transit District, CA, (Election of 2004), Green Bonds, 5.00%, 8/1/31	9,170	12,225,627

San Francisco Bay Area Rapid Transit District, CA, (Election of 2004), Green Bonds, 5.00%, 8/1/32	9,175	12,186,143

San Francisco Bay Area Rapid Transit District, CA, (Election of 2004), Green Bonds, 5.00%, 8/1/33	8,390	11,115,575

San Francisco Bay Area Rapid Transit District, CA, (Election of 2004), Green Bonds, 5.00%, 8/1/34	5,560	7,342,258

San Francisco Bay Area Rapid Transit District, CA, (Election of 2004), Green Bonds, 5.00%, 8/1/35	2,200	2,896,102

San Jose, CA, 5.00%, 9/1/32	10,015	13,106,030

San Jose, CA, 5.00%, 9/1/34	9,610	12,467,437

San Jose, CA, 5.00%, 9/1/38	6,300	8,017,128

San Jose, CA, 5.00%, 9/1/39	4,590	5,822,599

Santa Monica-Malibu Unified School District, CA, (School Facilities Improvement District No. 1), (Election of 2018), 3.00%, 8/1/32(6)	1,560	1,685,174

Santa Monica-Malibu Unified School District, CA, (School Facilities Improvement District No. 1), (Election of 2018), 3.00%, 8/1/37(6)	2,725	2,875,556

Santiam Canyon School District No. 129J, OR, 5.00%, 6/15/39	1,000	1,260,510

Santiam Canyon School District No. 129J, OR, 5.00%, 6/15/44	2,000	2,488,260

Stamford, CT, 4.00%, 12/1/30	1,210	1,486,824

Tempe, AZ, 4.00%, 7/1/36	3,400	3,988,098

Tennessee, 5.00%, 9/1/28(6)	4,785	6,087,142

Texas, (Texas Transportation Commission), 5.00%, 10/1/44	10,000	11,560,700

Texas City Independent School District, TX, (PSF Guaranteed), 4.00%, 8/15/33	1,000	1,164,040

Virginia Beach, VA, 4.00%, 7/15/32	2,300	2,779,504

Washington, 5.00%, 2/1/33	13,140	15,073,420

Washington, 5.00%, 8/1/35	14,555	17,951,700

Washington, 5.00%, 2/1/36	8,600	9,822,318

Washington, 5.00%, 2/1/40	24,865	30,007,331

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Washington, 5.00%, 2/1/41	$10,000	$12,476,100

Washington County, OR, 4.00%, 3/1/30	1,000	1,143,720

Wauwatosa School District, WI, 4.00%, 3/1/31	6,765	7,762,296

Will County Community Unit School District No. 365-U, IL, (Valley View), 5.75%, 11/1/31	12,995	14,136,221

Wisconsin, 5.00%, 5/1/38	22,500	26,615,925

		$661,878,834

Hospital — 7.6%

Allegheny County Hospital Development Authority, PA, (UPMC Health System), 5.00%, 7/15/32	$2,250	$2,844,765

Brookhaven Development Authority, GA, (Children’s Healthcare of Atlanta), 5.00%, 7/1/31	755	973,905

California Health Facilities Financing Authority, (Catholic Healthcare West), 5.25%, 3/1/28	5,700	6,003,582

California Health Facilities Financing Authority, (Kaiser Permanente), 4.00%, 11/1/38	7,820	8,838,633

California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(4)	36,700	36,704,037

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	17,530	19,750,525

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	25,465	28,571,730

California Health Facilities Financing Authority, (Sutter Health), 5.25%, 8/15/31	13,675	14,661,241

Colorado Health Facilities Authority, (CommonSpirit Health), 5.00%, 8/1/44	6,000	7,164,600

Colorado Health Facilities Authority, (SCL Health System), 4.00%, 1/1/36(6)	2,000	2,291,560

Connecticut Health and Educational Facilities Authority, (Nuvance Health), 4.00%, 7/1/34	2,455	2,778,569

DeKalb Private Hospital Authority, GA, (Children’s Healthcare of Atlanta), 5.00%, 7/1/31	1,000	1,289,940

Illinois Finance Authority, (Edward-Elmhurst Healthcare), 2.33%, (SIFMA + 0.75%), 7/1/23 (Put Date), 1/1/46(5)	9,500	9,498,670

Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/26	7,500	9,143,550

Illinois Finance Authority, (Presence Health Network), 5.00%, 2/15/33	1,500	1,819,425

Missouri Health and Educational Facilities Authority, (Mosaic Health System), 4.00%, 2/15/44	2,200	2,445,322

Missouri Health and Educational Facilities Authority, (SSM Health Care), 5.00%, 6/1/30	7,505	8,604,783

Montana Facility Finance Authority, (SCL Health System), 4.00%, 1/1/38(6)	2,150	2,447,452

Ohio, (Cleveland Clinic Health System), (SPA: PNC Bank, N.A.), 1.72%, 1/1/52(3)	3,050	3,050,000

17	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Oklahoma Development Finance Authority, (OU Medicine), 5.00%, 8/15/38	$1,750	$2,075,728

Oklahoma Development Finance Authority, (OU Medicine), 5.25%, 8/15/43	5,200	6,225,908

Oregon Facilities Authority, (Samaritan Health Services), 5.00%, 10/1/35	2,260	2,630,324

University of Kansas Hospital Authority, 5.00%, 9/1/45	25,500	29,391,045

Washington Health Care Facilities Authority, (Overlake Hospital Medical Center), 5.00%, 7/1/42	2,250	2,665,912

West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	21,895	24,321,404

		$236,192,610

Housing — 0.5%

Massachusetts Housing Finance Agency, (Mill Road Apartments), 2.13%, (SIFMA + 0.55%), 11/1/23 (Put Date), 11/1/48(5)	$3,965	$3,965,000

Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	10,640	10,641,170

		$14,606,170

Industrial Development Revenue — 2.0%

Metropolitan Nashville Airport Authority, TN, (Aero Nashville), 5.20%, 7/1/26	$300	$306,894

Miami-Dade County Industrial Development Authority, FL, (Waste Management, Inc.), (AMT), 2.38%, (SIFMA + 0.80%), 11/1/21 (Put Date), 11/1/48(5)	5,000	5,000,150

Mission Economic Development Corp., TX, (Waste Management, Inc.), (AMT), 2.38%, (SIFMA + 0.80%), 11/1/21 (Put Date), 11/1/48(5)	10,000	10,000,300

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.70%, 10/1/39	28,150	28,246,554

New York Liberty Development Corp., (Bank of America Tower at One Bryant Park), 2.45%, 9/15/69(6)	10,360	10,573,727

New York Liberty Development Corp., (Bank of America Tower at One Bryant Park), 2.625%, 9/15/69(6)	3,325	3,380,361

Tuscaloosa County Industrial Development Authority, AL, (Hunt Refining Co.), 5.25%, 5/1/44(2)	3,685	4,251,385

Vermont Economic Development Authority, (Casella Waste Systems, Inc.), (AMT), 4.625% to 4/3/28 (Put Date), 4/1/36(2)	475	541,343

		$62,300,714

Insured – Education — 0.0%(7)

Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, TN, (Meharry Medical College), (AMBAC), 6.00%, 12/1/19	$435	$437,223

		$437,223

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 0.1%

Santa Rosa High School District, CA, (Election of 2014), (AGM), 5.00%, 8/1/43	$3,930	$4,715,528

		$4,715,528

Insured – Hospital — 0.4%

Medford Hospital Facilities Authority, OR, (Asante Health System), (AGM), 5.50%, 8/15/28	$12,000	$12,401,160

		$12,401,160

Insured – Other Revenue — 1.1%

Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$58,155	$35,706,588

		$35,706,588

Insured – Special Tax Revenue — 0.6%

Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/29	$11,000	$14,600,740

Massachusetts, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/30	3,080	4,155,628

		$18,756,368

Insured – Transportation — 2.2%

E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/37	$13,335	$6,527,216

Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 4.00%, 11/15/46(4)	10,000	11,255,100

Metropolitan Transportation Authority, NY, Green Bonds, (AGM), 4.00%, 11/15/46	6,380	7,110,510

North Texas Tollway Authority, (AGC), 6.20%, 1/1/42	37,070	45,463,389

		$70,356,215

Lease Revenue / Certificates of Participation — 3.1%

Hillsborough County, FL, 4.00%, 8/1/31	$4,840	$5,792,512

Hillsborough County, FL, 4.00%, 8/1/34	5,445	6,384,045

Hudson Yards Infrastructure Corp., NY, 4.00%, 2/15/44	6,660	7,419,506

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/34	8,460	9,969,264

New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 6/15/35	13,300	15,614,732

Texas, Tax and Revenue Anticipation Notes, 4.00%, 8/27/20	50,000	51,202,000

		$96,382,059

Nursing Home — 0.2%

Mississippi Business Finance Corp., (Magnolia Healthcare), 7.99%, 7/1/25	$5,715	$5,769,121

		$5,769,121

18	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 3.0%

Battery Park City Authority, NY, 5.00%, 11/1/40	$2,955	$3,801,046

Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(8)	250	45,000

Kalispel Tribe of Indians, WA, Series A, 5.25%, 1/1/38(2)	1,865	2,074,346

Kalispel Tribe of Indians, WA, Series B, 5.25%, 1/1/38(2)	1,000	1,112,250

New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/33	10,000	11,698,800

New York City Transitional Finance Authority, NY, (Building Aid), 5.00%, 7/15/43	11,575	13,602,824

Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply Revenue, 6.25%, 12/15/26	19,645	22,926,894

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	4,845	5,290,498

Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/32	29,755	32,388,615

Washington Health Care Facilities Authority, (Fred Hutchinson Cancer Research Center), 2.471%, (67% of 1 mo. USD LIBOR + 1.10%), 7/1/22 (Put Date), 1/1/42(5)	1,000	1,006,910

		$93,947,183

Senior Living / Life Care — 0.4%

Delaware Economic Development Authority, (ACTS Retirement-Life Communities, Inc. Obligated Group), 5.00%, 11/15/48	$2,500	$2,886,950

Logan County, CO, (TLC Care Choices, Inc.), 6.875%, 12/1/23(9)	409	110,475

New Hope Cultural Education Facilities Finance Corp., TX, (Longhorn Village), 5.00%, 1/1/47	7,500	8,174,850

Rockville, MD, (Ingleside at King Farm), 5.00%, 11/1/31	1,010	1,151,743

Rockville, MD, (Ingleside at King Farm), 5.00%, 11/1/32	525	596,243

Wisconsin Health and Educational Facilities Authority, (Saint John’s Communities, Inc.), 5.00%, 9/15/40	750	791,745

		$13,712,006

Special Tax Revenue — 9.7%

Illinois Sports Facilities Authority, 5.00%, 6/15/29	$2,000	$2,413,180

Illinois Sports Facilities Authority, 5.00%, 6/15/30	1,200	1,436,520

Los Angeles County Metropolitan Transportation Authority, CA, Sales Tax Revenue, 5.00%, 7/1/42	5,550	6,795,198

New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(8)	230	0

New River Community Development District, FL, (Capital Improvements), 5.35%, 5/1/38(8)	80	0

New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	380	379,973

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/37	7,500	8,474,775

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/37	$1,480	$1,666,362

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 11/1/37	10,000	11,567,500

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/38	5,000	5,713,650

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 11/1/38	8,500	9,791,830

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 8/1/39	7,500	8,537,775

New York City Transitional Finance Authority, NY, Future Tax Revenue, 4.00%, 5/1/42	5,695	6,304,593

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 2/1/35	10,375	12,116,444

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 5/1/35	24,725	31,402,728

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/35	10,485	12,854,505

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 5/1/36	4,050	5,022,041

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/36	10,000	11,801,500

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 5/1/39	9,240	11,155,729

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 5/1/40	5,970	7,091,345

New York City Transitional Finance Authority, NY, Future Tax Revenue, 5.00%, 8/1/40	5,000	5,969,800

New York City Transitional Finance Authority, NY, Future Tax Revenue, 2015 Series B, 5.00%, 8/1/39	4,585	5,294,758

New York City Transitional Finance Authority, NY, Future Tax Revenue, 2018 Series A, 5.00%, 8/1/39	11,845	14,368,103

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/45	10,000	11,491,000

New York Dormitory Authority, Personal Income Tax Revenue, Series 2013A, 5.00%, 2/15/43	12,755	14,243,636

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/29	9,670	12,306,816

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/36	7,840	9,441,790

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/40	10,000	12,043,600

New York Dormitory Authority, Sales Tax Revenue, (AMT), 5.00%, 3/15/27	1,620	2,018,763

New York Dormitory Authority, Sales Tax Revenue, (AMT), 5.00%, 3/15/28	1,705	2,166,816

New York Dormitory Authority, Sales Tax Revenue, (AMT), 5.00%, 3/15/29	1,790	2,292,972

19	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

New York Dormitory Authority, Sales Tax Revenue, (AMT), 5.00%, 3/15/31	$970	$1,227,962

New York Dormitory Authority, Sales Tax Revenue, (AMT), 5.00%, 3/15/32	2,070	2,606,523

New York State Urban Development Corp., Personal Income Tax Revenue, 4.00%, 3/15/47	6,515	7,374,198

New York State Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/35	10,000	11,855,800

New York State Urban Development Corp., Personal Income Tax Revenue, 5.00%, 3/15/41	10,000	12,344,700

Puerto Rico Sales Tax Financing Corp., 4.329%, 7/1/40	5,536	5,632,769

Puerto Rico Sales Tax Financing Corp., 4.784%, 7/1/58	2,219	2,307,960

Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	455	454,950

Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	330	301,825

Sterling Hill Community Development District, FL, 6.20%, 5/1/35	1,532	980,254

Texas Transportation Commission, 5.00%, 4/1/33(4)	10,000	11,519,500

		$302,770,143

Student Loan — 0.2%

New Jersey Higher Education Student Assistance Authority, (AMT), 4.00%, 12/1/28	$5,340	$5,847,353

		$5,847,353

Transportation — 23.8%

Atlanta, GA, Airport Revenue, (AMT), 4.00%, 7/1/33	$3,575	$4,112,644

Atlanta, GA, Airport Revenue, (AMT), 4.00%, 7/1/34	3,480	3,984,043

Atlanta, GA, Airport Revenue, (AMT), 4.00%, 7/1/36	5,000	5,684,700

Austin, TX, Airport System Revenue, (AMT), 5.00%, 11/15/35	2,625	3,282,326

Charleston County Airport District, SC, (AMT), 5.50%, 7/1/38	10,000	11,203,400

Chicago, IL, (Midway International Airport), 5.00%, 1/1/33	4,735	5,338,239

Chicago, IL, (Midway International Airport), (AMT), 5.00%, 1/1/34	5,250	5,855,115

Chicago, IL, (O’Hare International Airport), 5.00%, 1/1/36	6,000	7,060,800

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/23	1,125	1,245,398

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/25	16,100	17,806,922

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/33	7,300	8,359,303

Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/39	4,000	4,845,040

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	$10,395	$11,895,102

Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.25%, 11/1/30	11,015	12,515,684

Delaware River and Bay Authority of Delaware and New Jersey, 4.00%, 1/1/34	3,100	3,595,814

Delaware River and Bay Authority of Delaware and New Jersey, 4.00%, 1/1/39	3,225	3,677,984

Delaware River Port Authority of Pennsylvania and New Jersey, 5.00%, 1/1/31	3,850	4,419,107

Denver City and County, CO, Airport System Revenue, (AMT), 5.00%, 12/1/37	10,000	12,172,300

Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/41	2,935	3,357,405

Hawaii, Airports System Revenue, (AMT), 5.00%, 7/1/43	10,000	12,016,400

Houston, TX, (United Airlines, Inc.), (AMT), 5.00%, 7/1/29	7,670	8,599,221

Illinois Toll Highway Authority, 5.00%, 1/1/40	1,000	1,159,090

Kansas City Industrial Development Authority, MO, (Kansas City International Airport Terminal Modernization), (AMT), 5.00%, 3/1/46	31,930	38,203,606

Kansas Department of Transportation, 5.00%, 9/1/30	20,000	23,446,200

Los Angeles Department of Airports, CA, (Los Angeles International Airport), 5.00%, 5/15/35(4)	7,200	7,363,296

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/24	1,200	1,387,380

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/26	1,335	1,619,208

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/30	5,325	6,778,565

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/31	2,250	2,850,615

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/32	6,100	7,698,200

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/33	10,000	12,366,500

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/40	6,000	6,881,220

Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/41	9,000	10,497,780

Louisiana Offshore Terminal Authority, (LOOP LLC), 2.00% to 10/1/22 (Put Date), 10/1/40	2,000	2,019,340

Love Field Airport Modernization Corp., TX, (AMT), 5.00%, 11/1/24	1,500	1,749,960

Maryland Economic Development Corp., (Transportation Facilities), 5.00%, 6/1/35	1,050	1,271,897

Massachusetts Port Authority, 5.00%, 7/1/32	3,800	4,918,454

Massachusetts Port Authority, (AMT), 5.00%, 7/1/26	10,105	12,279,293

Massachusetts Port Authority, (AMT), 5.00%, 7/1/30	3,000	3,835,560

Massachusetts Port Authority, (AMT), 5.00%, 7/1/31	2,965	3,769,849

20	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Massachusetts Port Authority, (AMT), 5.00%, 7/1/32	$4,200	$5,315,478

Massachusetts Port Authority, (AMT), 5.00%, 7/1/33	4,410	5,566,875

Memphis-Shelby County Airport Authority, TN, (AMT), 5.00%, 7/1/35	3,440	4,184,485

Memphis-Shelby County Airport Authority, TN, (AMT), 5.00%, 7/1/36	3,200	3,882,496

Metropolitan Transportation Authority, NY, 5.25%, 11/15/33	4,250	4,910,663

Metropolitan Transportation Authority, NY, Green Bonds, 0.00%, 11/15/32	16,050	11,580,556

Metropolitan Transportation Authority, NY, Green Bonds, 5.00%, 11/15/39	18,240	22,698,403

Metropolitan Washington Airports Authority, D.C., (AMT), 5.00%, 10/1/28	4,500	5,217,210

Metropolitan Washington Airports Authority, D.C., (AMT), 5.00%, 10/1/30	5,840	7,458,264

Metropolitan Washington Airports Authority, D.C., (AMT), 5.00%, 10/1/31	6,130	7,785,345

Metropolitan Washington Airports Authority, D.C., (AMT), 5.00%, 10/1/42	2,000	2,381,120

Miami-Dade County, FL, Aviation Revenue, (AMT), 4.00%, 10/1/44	5,000	5,530,700

Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/33	23,250	26,512,207

Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/36	10,000	11,347,100

Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/38	2,560	3,087,283

Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/40	32,530	38,501,207

Miami-Dade County, FL, Aviation Revenue, (AMT), 5.00%, 10/1/41	2,470	2,958,492

Minneapolis-St. Paul Metropolitan Airports Commission, MN, (AMT), 5.00%, 1/1/32(6)	3,710	4,654,789

New Jersey Transportation Trust Fund Authority, (Transportation Program), 2.78%, (SIFMA + 1.20%), 12/15/21 (Put Date), 6/15/34(5)	2,275	2,289,242

New Jersey Turnpike Authority, 4.00%, 1/1/48	5,985	6,696,078

New Jersey Turnpike Authority, 5.00%, 1/1/37	10,000	12,213,800

New Jersey Turnpike Authority, Series 2014A, 5.00%, 1/1/31	10,000	11,586,700

New Jersey Turnpike Authority, Series 2015E, 5.00%, 1/1/31	2,680	3,146,802

New Jersey Turnpike Authority, Series 2017B, 5.00%, 1/1/31	3,560	4,456,586

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/41	14,090	15,669,771

North Texas Tollway Authority, 5.00%, 1/1/29	5,000	6,011,500

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Oregon Department of Transportation, 5.00%, 11/15/38	$250	$281,790

Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	11,855	12,182,554

Orlando-Orange County Expressway Authority, FL, Prerefunded to 7/1/20, 5.00%, 7/1/35	3,145	3,231,896

Pennsylvania Turnpike Commission, Prerefunded to 12/1/20, 5.35%, 12/1/30	5,005	5,240,085

Port Authority of New York and New Jersey, 5.00%, 5/1/40	3,585	4,192,478

Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/34	10,800	11,903,328

Port Authority of New York and New Jersey, (AMT), 5.00%, 9/15/31	15,000	18,677,400

Port Authority of New York and New Jersey, (AMT), 5.00%, 10/1/35	5,000	5,968,250

Port Authority of New York and New Jersey, (AMT), 5.00%, 4/1/36	11,555	13,778,298

Port of Seattle, WA, (AMT), 5.00%, 4/1/23	2,000	2,239,320

Port of Seattle, WA, (AMT), 5.00%, 4/1/24	1,750	2,012,290

Port of Seattle, WA, (AMT), 5.00%, 4/1/25	1,500	1,763,145

Public Finance Authority, WI, (Denver International Airport Great Hall), (AMT), 5.00%, 9/30/26	490	505,969

Public Finance Authority, WI, (Denver International Airport Great Hall), (AMT), 5.00%, 9/30/27	710	733,331

Public Finance Authority, WI, (Denver International Airport Great Hall), (AMT), 5.00%, 9/30/37	2,405	2,479,194

Salt Lake City, UT, (Salt Lake City International Airport), (AMT), 5.00%, 7/1/38	7,165	8,683,980

San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/35	4,060	5,055,877

San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/41	25,630	29,840,496

San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/44	8,535	9,618,860

San Francisco City and County Airport Commission, CA, (San Francisco International Airport), (AMT), 5.00%, 5/1/46	5,000	5,789,200

Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	29,200	30,504,656

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	24,110	24,452,121

Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Segment 3C), (AMT), 5.00%, 6/30/58	5,820	6,802,300

		$742,702,930

21	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 7.0%

California Department of Water Resources, (Central Valley Project), 5.00%, 12/1/32	$7,750	$10,243,330

California Department of Water Resources, (Central Valley Project), 5.00%, 12/1/34	3,290	4,312,960

Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	22,500	24,501,600

Detroit, MI, Water Supply System, 5.00%, 7/1/41	2,185	2,295,736

Detroit, MI, Water Supply System, 5.25%, 7/1/41	56,420	59,820,998

East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/35	2,905	3,622,767

East Bay Municipal Utility District, CA, Water System Revenue, 5.00%, 6/1/37	7,280	8,640,778

East Bay Municipal Utility District, CA, Water System Revenue, Green Bonds, 5.00%, 6/1/35	1,000	1,301,640

East Bay Municipal Utility District, CA, Water System Revenue, Green Bonds, 5.00%, 6/1/37	4,200	5,422,410

Metropolitan Water District of Southern California, 5.00%, 7/1/32	1,615	2,127,649

Metropolitan Water District of Southern California, 5.00%, 7/1/34	5,000	6,545,950

Metropolitan Water District of Southern California, 5.00%, 7/1/35	12,500	16,315,750

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/33	8,095	9,232,348

Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/44	8,095	8,719,772

Missoula, MT, Water System Revenue, 4.00%, 7/1/37	600	681,786

Missoula, MT, Water System Revenue, 5.00%, 7/1/33	565	709,617

Missoula, MT, Water System Revenue, 5.00%, 7/1/35	1,135	1,417,399

Missoula, MT, Water System Revenue, 5.00%, 7/1/36	800	996,456

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), 5.00%, 6/15/35	6,680	8,017,002

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: Bank of Montreal), 1.75%, 6/15/49(3)	9,365	9,365,000

New York City Municipal Water Finance Authority, NY, (Water and Sewer System), (SPA: PNC Bank, N.A.), 1.75%, 6/15/46(3)	21,600	21,600,000

Tarrant Regional Water District, TX, 5.00%, 3/1/30	10,000	11,544,500

Virginia Beach, VA, Storm Water Utility Revenue, 4.00%, 11/15/30	1,140	1,379,354

Virginia Beach, VA, Storm Water Utility Revenue, 4.00%, 11/15/31	1,085	1,296,890

		$220,111,692

Total Tax-Exempt Municipal Securities — 100.7% (identified cost $2,958,206,181)		$3,148,059,697

Taxable Municipal Securities — 2.8%
Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(7)

Northampton County Industrial Development Authority, PA, (Northampton Generating), 5.00%, 12/31/23(1)	$3,543	$885,740

		$885,740

General Obligations — 0.1%

Chicago, IL, 7.75%, 1/1/42	$4,050	$4,666,167

		$4,666,167

Hospital — 1.2%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$34,250	$37,361,612

		$37,361,612

Insured – Transportation — 1.5%

Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/26	$22,500	$18,366,525

Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/27	34,390	27,000,277

		$45,366,802

Total Taxable Municipal Securities — 2.8% (identified cost $77,532,052)		$88,280,321

Trust Units — 0.1%
Security	Notional Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.1%

COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (taxable), 8/1/45(10)	$10,207	$1,403,412

COFINA Series 2007A Senior Bonds Due 2045 National Custodial Trust (non-taxable), 8/1/45(10)	30,996	1,549,791

Total Trust Units — 0.1% (identified cost $2,778,783)		$2,953,203

22	See Notes to Financial Statements.

Eaton Vance

National Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Corporate Bonds & Notes — 0.2%
Security	Principal Amount (000’s omitted)	Value

Health Care — 0.2%

Providence St. Joseph Health Obligated Group, 2.532%, 10/1/29(6)	$5,000	$4,994,739

Total Corporate Bonds & Notes — 0.2% (identified cost $5,000,000)		$4,994,739

Total Investments — 103.8% (identified cost $3,043,517,016)		$3,244,287,960

Other Assets, Less Liabilities — (3.8)%		$(117,900,906)

Net Assets — 100.0%		$3,126,387,054

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At September 30, 2019, the concentration of the Fund’s investments in the various states and territories, determined as a percentage of net assets, is as follows:

New York	22.3%

California	18.2%

Texas	13.1%

Others, representing less than 10% individually	50.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 5.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 2.2% of total investments.

(1)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2019, the aggregate value of these securities is $10,437,666 or 0.3% of the Fund’s net assets.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at September 30, 2019.

(4)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(5)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2019.

(6)	When-issued security.

(7)	Amount is less than 0.05%.
(8)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal or has filed for bankruptcy.

(9)	Security is in default and making only partial interest payments.

(10)

Security was received in connection with the restructuring of an insured zero-coupon bond issued by the Puerto Rico Sales Tax Financing Corporation (“COFINA”) (the “Original Bond”). The notional amount of the combined taxable and tax-exempt trust units reflects the accreted amount of the Original Bond from original issuance through the restructuring date. Each trust certificate represents an ownership interest in various coupon paying and zero-coupon COFINA bonds and potential insurance payments pursuant to an insurance policy with National Public Finance Guarantee Corporation. The trust units have no stated coupon interest rate but accrete income to maturity at the annual rate of approximately 5.04%, the same rate as the Original Bond.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

LIBOR	–	London Interbank Offered Rate

NPFG	–	National Public Finance Guarantee Corp.

PSF	–	Permanent School Fund

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

23	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Statements of Assets and Liabilities

	September 30, 2019
Assets	AMT-Free Fund	National Fund

Investments —

Identified cost	$313,143,038	$3,043,517,016

Unrealized appreciation	29,582,452	200,770,944

Investments, at value	$342,725,490	$3,244,287,960

Cash	$1,422,772	$9,148,467

Interest receivable	4,268,551	35,278,243

Receivable for investments sold	1,018,245	22,502,805

Receivable for Fund shares sold	644,381	5,733,125

Total assets	$350,079,439	$3,316,950,600

Liabilities

Payable for floating rate notes issued	$29,827,964	$138,724,161

Payable for when-issued securities	2,233,356	41,574,545

Payable for Fund shares redeemed	987,786	6,030,757

Distributions payable	170,796	1,220,216

Payable to affiliates:

Investment adviser fee	109,912	826,123

Distribution and service fees	47,361	474,546

Interest expense and fees payable	204,185	1,011,880

Accrued expenses	142,465	701,318

Total liabilities	$33,723,825	$190,563,546

Net Assets	$316,355,614	$3,126,387,054

Sources of Net Assets

Paid-in capital	$312,671,851	$3,112,834,039

Distributable earnings	3,683,763	13,553,015

Net Assets	$316,355,614	$3,126,387,054

Class A Shares

Net Assets	$150,852,531	$1,605,406,754

Shares Outstanding	16,307,314	158,317,809

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.25	$10.14

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.71	$10.65

Class C Shares

Net Assets	$19,714,632	$172,416,834

Shares Outstanding	2,143,351	17,001,022

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.20	$10.14

Class I Shares

Net Assets	$145,788,451	$1,348,563,466

Shares Outstanding	14,429,793	132,991,790

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.10	$10.14
On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

24	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Statements of Operations

	Year Ended September 30, 2019
Investment Income	AMT-Free Fund	National Fund

Interest	$13,845,302	$111,382,897

Total investment income	$13,845,302	$111,382,897

Expenses

Investment adviser fee	$1,309,576	$9,416,330

Distribution and service fees

Class A	363,149	3,762,482

Class B	—	9,072

Class C	242,121	2,411,371

Trustees’ fees and expenses	16,396	108,500

Custodian fee	83,970	481,628

Transfer and dividend disbursing agent fees	85,825	1,034,395

Legal and accounting services	67,239	160,317

Printing and postage	18,114	158,600

Registration fees	77,399	166,264

Interest expense and fees	690,868	3,377,821

Miscellaneous	53,103	217,159

Total expenses	$3,007,760	$21,303,939

Net investment income	$10,837,542	$90,078,958

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,352,744	$29,949,034

Financial futures contracts	(1,856,298)	(7,481,052)

Net realized gain	$496,446	$22,467,982

Change in unrealized appreciation (depreciation) —

Investments	$13,090,320	$120,188,264

Financial futures contracts	(604,959)	(5,031,282)

Net change in unrealized appreciation (depreciation)	$12,485,361	$115,156,982

Net realized and unrealized gain	$12,981,807	$137,624,964

Net increase in net assets from operations	$23,819,349	$227,703,922

25	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Statements of Changes in Net Assets

	Year Ended September 30, 2019
Increase (Decrease) in Net Assets	AMT-Free Fund	National Fund

From operations —

Net investment income	$10,837,542	$90,078,958

Net realized gain	496,446	22,467,982

Net change in unrealized appreciation (depreciation)	12,485,361	115,156,982

Net increase in net assets from operations	$23,819,349	$227,703,922

Distributions to shareholders —

Class A	$(5,125,467)	$(49,279,956)

Class B	—	(23,586)

Class C	(675,044)	(6,179,246)

Class I	(5,080,058)	(34,955,784)

Total distributions to shareholders	$(10,880,569)	$(90,438,572)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$17,120,080	$132,818,482

Class B	—	15,727

Class C	3,443,300	28,224,568

Class I	37,835,385	787,247,276

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,583,249	41,711,115

Class B	—	20,042

Class C	558,182	5,138,875

Class I	3,665,870	29,299,489

Cost of shares redeemed

Class A	(27,446,522)	(234,832,240)

Class B	—	(416,016)

Class C	(7,032,598)	(64,286,308)

Class I	(33,790,772)	(276,494,610)

Net asset value of shares converted(1)

Class A	10,699,119	170,804,852

Class B	—	(1,625,188)

Class C	(10,699,119)	(169,179,664)

Net increase (decrease) in net assets from Fund share transactions	$(1,063,826)	$448,446,400

Net increase in net assets	$11,874,954	$585,711,750

Net Assets

At beginning of year	$304,480,660	$2,540,675,304

At end of year	$316,355,614	$3,126,387,054

(1)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

26	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2018
Increase (Decrease) in Net Assets	AMT-Free Fund	National Fund

From operations —

Net investment income	$11,986,740	$94,324,596

Net realized gain	1,771,405	28,043,084

Net change in unrealized appreciation (depreciation)	(11,101,128)	(102,739,215)

Net increase in net assets from operations	$2,657,017	$19,628,465

Distributions to shareholders —

Class A	$(5,434,533)	$(54,168,530)

Class B	—	(114,881)

Class C	(1,052,649)	(11,822,767)

Class I	(5,445,839)	(29,156,764)

Total distributions to shareholders	$(11,933,021)	$(95,262,942)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$12,660,956	$82,515,984

Class B	—	9,791

Class C	1,973,015	15,416,908

Class I	24,004,715	222,154,004

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,918,893	45,334,073

Class B	—	100,314

Class C	896,217	10,049,803

Class I	4,020,654	24,393,212

Cost of shares redeemed

Class A	(29,294,897)	(270,017,892)

Class B	—	(1,148,393)

Class C	(8,383,713)	(112,912,789)

Class I	(45,904,121)	(245,761,233)

Net asset value of shares converted

Class A	—	3,587,952

Class B	—	(3,587,952)

Net decrease in net assets from Fund share transactions	$(35,108,281)	$(229,866,218)

Net decrease in net assets	$(44,384,285)	$(305,500,695)

Net Assets

At beginning of year	$348,864,945	$2,846,175,999

At end of year	$304,480,660	$2,540,675,304

27	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights

	AMT-Free Fund — Class A

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.870	$9.130	$9.430	$9.210	$9.350

Income (Loss) From Operations

Net investment income(1)	$0.317	$0.336	$0.351	$0.358	$0.374

Net realized and unrealized gain (loss)	0.381	(0.262)	(0.298)	0.218	(0.142)

Total income from operations	$0.698	$0.074	$0.053	$0.576	$0.232

Less Distributions

From net investment income	$(0.318)	$(0.334)	$(0.353)	$(0.356)	$(0.372)

Total distributions	$(0.318)	$(0.334)	$(0.353)	$(0.356)	$(0.372)

Net asset value — End of year	$9.250	$8.870	$9.130	$9.430	$9.210

Total Return(2)	8.02%	0.83%	0.64%	6.33%	2.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$150,853	$139,623	$155,589	$198,762	$194,227

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.81%	0.81%	0.82%	0.81%	0.82%

Interest and fee expense(4)	0.23%	0.24%	0.16%	0.10%	0.08%

Total expenses(3)	1.04%	1.05%	0.98%	0.91%	0.90%

Net investment income	3.51%	3.74%	3.86%	3.81%	4.02%

Portfolio Turnover	33%	18%	33%	21%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

28	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	AMT-Free Fund — Class C

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.820	$9.080	$9.380	$9.160	$9.300

Income (Loss) From Operations

Net investment income(1)	$0.249	$0.267	$0.281	$0.286	$0.302

Net realized and unrealized gain (loss)	0.380	(0.262)	(0.298)	0.218	(0.142)

Total income (loss) from operations	$0.629	$0.005	$(0.017)	$0.504	$0.160

Less Distributions

From net investment income	$(0.249)	$(0.265)	$(0.283)	$(0.284)	$(0.300)

Total distributions	$(0.249)	$(0.265)	$(0.283)	$(0.284)	$(0.300)

Net asset value — End of year	$9.200	$8.820	$9.080	$9.380	$9.160

Total Return(2)	7.24%	0.06%	(0.12)%	5.56%	1.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$19,715	$32,545	$39,099	$45,606	$41,903

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.56%	1.56%	1.57%	1.56%	1.57%

Interest and fee expense(4)	0.23%	0.24%	0.16%	0.10%	0.08%

Total expenses(3)	1.79%	1.80%	1.73%	1.66%	1.65%

Net investment income	2.78%	2.99%	3.11%	3.06%	3.27%

Portfolio Turnover	33%	18%	33%	21%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

29	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	AMT-Free Fund — Class I

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.680	$9.970	$10.300	$10.060	$10.210

Income (Loss) From Operations

Net investment income(1)	$0.370	$0.391	$0.407	$0.415	$0.434

Net realized and unrealized gain (loss)	0.422	(0.292)	(0.327)	0.240	(0.152)

Total income from operations	$0.792	$0.099	$0.080	$0.655	$0.282

Less Distributions

From net investment income	$(0.372)	$(0.389)	$(0.410)	$(0.415)	$(0.432)

Total distributions	$(0.372)	$(0.389)	$(0.410)	$(0.415)	$(0.432)

Net asset value — End of year	$10.100	$9.680	$9.970	$10.300	$10.060

Total Return(2)	8.34%	1.02%	0.87%	6.60%	2.70%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$145,788	$132,313	$154,177	$154,458	$109,937

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.56%	0.56%	0.57%	0.56%	0.57%

Interest and fee expense(4)	0.23%	0.24%	0.16%	0.10%	0.08%

Total expenses(3)	0.79%	0.80%	0.73%	0.66%	0.65%

Net investment income	3.76%	3.98%	4.09%	4.04%	4.27%

Portfolio Turnover	33%	18%	33%	21%	17%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

30	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	National Fund — Class A

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.650	$9.930	$10.170	$9.810	$9.870

Income (Loss) From Operations

Net investment income(1)	$0.322	$0.350	$0.366	$0.385	$0.389

Net realized and unrealized gain (loss)	0.491	(0.277)	(0.242)	0.357	(0.064)

Total income from operations	$0.813	$0.073	$0.124	$0.742	$0.325

Less Distributions

From net investment income	$(0.323)	$(0.353)	$(0.364)	$(0.382)	$(0.385)

Total distributions	$(0.323)	$(0.353)	$(0.364)	$(0.382)	$(0.385)

Net asset value — End of year	$10.140	$9.650	$9.930	$10.170	$9.810

Total Return(2)	8.57%	0.76%	1.31%	7.68%	3.35%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,605,407	$1,419,239	$1,600,127	$1,857,375	$1,899,324

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.68%	0.69%	0.68%	0.67%	0.67%

Interest and fee expense(4)	0.12%	0.19%	0.16%	0.12%	0.09%

Total expenses(3)	0.80%	0.88%	0.84%	0.79%	0.76%

Net investment income	3.26%	3.58%	3.71%	3.83%	3.94%

Portfolio Turnover	89%	67%	70%	71%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

31	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	National Fund — Class C

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.650	$9.930	$10.170	$9.810	$9.870

Income (Loss) From Operations

Net investment income(1)	$0.252	$0.276	$0.292	$0.310	$0.315

Net realized and unrealized gain (loss)	0.488	(0.276)	(0.242)	0.357	(0.064)

Total income from operations	$0.740	$—	$0.050	$0.667	$0.251

Less Distributions

From net investment income	$(0.250)	$(0.280)	$(0.290)	$(0.307)	$(0.311)

Total distributions	$(0.250)	$(0.280)	$(0.290)	$(0.307)	$(0.311)

Net asset value — End of year	$10.140	$9.650	$9.930	$10.170	$9.810

Total Return(2)	7.77%	0.01%	0.56%	6.88%	2.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$172,417	$363,026	$462,269	$576,664	$585,346

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.43%	1.44%	1.43%	1.42%	1.42%

Interest and fee expense(4)	0.12%	0.19%	0.16%	0.12%	0.09%

Total expenses(3)	1.55%	1.63%	1.59%	1.54%	1.51%

Net investment income	2.57%	2.83%	2.96%	3.08%	3.19%

Portfolio Turnover	89%	67%	70%	71%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

32	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	National Fund — Class I

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.650	$9.930	$10.170	$9.810	$9.870

Income (Loss) From Operations

Net investment income(1)	$0.341	$0.374	$0.390	$0.410	$0.413

Net realized and unrealized gain (loss)	0.495	(0.277)	(0.241)	0.357	(0.063)

Total income from operations	$0.836	$0.097	$0.149	$0.767	$0.350

Less Distributions

From net investment income	$(0.346)	$(0.377)	$(0.389)	$(0.407)	$(0.410)

Total distributions	$(0.346)	$(0.377)	$(0.389)	$(0.407)	$(0.410)

Net asset value — End of year	$10.140	$9.650	$9.930	$10.170	$9.810

Total Return(2)	8.83%	1.01%	1.56%	7.94%	3.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,348,563	$756,446	$777,063	$701,153	$674,696

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.43%	0.44%	0.43%	0.42%	0.42%

Interest and fee expense(4)	0.12%	0.19%	0.16%	0.12%	0.09%

Total expenses(3)	0.55%	0.63%	0.59%	0.54%	0.51%

Net investment income	3.45%	3.83%	3.95%	4.09%	4.19%

Portfolio Turnover	89%	67%	70%	71%	57%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

33	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance AMT-Free Municipal Income Fund (AMT-Free Fund) and Eaton Vance National Municipal Income Fund (National Fund) (each individually referred to as the Fund, and collectively, the Funds) are a diversified series of Eaton Vance Mutual Funds Trust and Eaton Vance Municipals Trust, respectively (collectively, the Trusts). The Trusts are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. The Funds’ investment objective is to provide current income exempt from regular federal income tax. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. The National Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares of National Fund automatically converted to Class A shares eight years after their purchase as described in National Fund’s prospectus. At the close of business on August 15, 2019, Class B shares of National Fund were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. For National Fund, the portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of September 30, 2019, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trusts are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

34

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as a Trust) could be deemed to have personal liability for the obligations of the Trust. However, each Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at September 30, 2019. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2019, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	AMT-Free Fund	National Fund

Floating Rate Notes Outstanding	$29,827,964	$138,724,161

Interest Rate or Range of Interest Rates (%)	1.61 - 1.63	1.56 - 1.66

Collateral for Floating Rate Notes Outstanding	$47,258,557	$197,210,773

For the year ended September 30, 2019, the Funds’ average settled Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	AMT-Free Fund	National Fund

Average Floating Rate Notes Outstanding	$30,661,301	$151,521,918

Average Interest Rate	2.25%	2.23%

In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2019.

35

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	AMT-Free Fund		National Fund
	Year Ended September 30,		Year Ended September 30,
	2019	2018	2019	2018

Tax-exempt income	$10,804,193	$11,929,426	$85,494,039	$88,289,992

Ordinary income	$76,376	$3,595	$4,944,533	$6,972,950

During the year ended September 30, 2019, the following amounts were reclassified due to expired capital loss carryforwards:

	AMT-Free Fund	National Fund

Change in:

Paid-in capital	$—	$(56,374,583)

Distributable earnings	$—	$56,374,583

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

36

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	AMT-Free Fund	National Fund

Undistributed tax-exempt income	$1,697,354	$11,531,246

Deferred capital losses	$(27,887,563)	$(229,730,887)

Net unrealized appreciation	$30,044,768	$232,972,872

Distributions payable	$(170,796)	$(1,220,216)

At September 30, 2019, the following Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	AMT-Free Fund	National Fund

Deferred capital losses:

Short-term	$14,481,444	$135,794,015

Long-term	$13,406,119	$93,936,872

The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

	AMT-Free Fund	National Fund

Aggregate cost	$282,852,758	$2,872,590,927

Gross unrealized appreciation	$31,061,569	$247,892,356

Gross unrealized depreciation	(1,016,801)	(14,919,484)

Net unrealized appreciation	$30,044,768	$232,972,872

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) for AMT-Free Fund and Boston Management and Research (BMR), a subsidiary of EVM, for National Fund as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%

$500 million up to $1 billion	0.275	2.75

$1 billion up to $1.5 billion	0.250	2.50

$1.5 billion up to $2 billion	0.225	2.25

$2 billion up to $3 billion	0.200	2.00

$3 billion and over	0.175	1.75

37

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

For the year ended September 30, 2019, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	AMT-Free Fund	National Fund

Investment Adviser Fee	$1,309,576	$9,416,330

Effective Annual Rate	0.43%	0.34%

EVM serves as the administrator of each Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended September 30, 2019 were as follows:

	AMT-Free Fund	National Fund

EVM’s Sub-Transfer Agent Fees	$12,148	$136,199

EVD’s Class A Sales Charges	$12,729	$165,827

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, each Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2019 for Class A shares amounted to the following:

	AMT-Free Fund	National Fund

Class A Distribution and Service Fees	$363,149	$3,762,482

Each Fund also has in effect distribution plans for Class C shares (Class C Plan) and/or prior to August 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. For the year ended September 30, 2019, the Funds paid or accrued to EVD the following distribution fees:

	AMT-Free Fund	National Fund

Class B Distribution Fees	$—	$6,804

Class C Distribution Fees	$181,591	$1,808,528

38

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

Pursuant to the Class B and Class C Plans, each Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of the average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2019 amounted to the following:

	AMT-Free Fund	National Fund

Class B Service Fees	$—	$2,268

Class C Service Fees	$60,530	$602,843

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to August 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended September 30, 2019, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

	AMT-Free Fund	National Fund

Class A	$7,000	$26,000

Class B	$—	$—

Class C	$400	$1,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2019 were as follows:

	AMT-Free Fund	National Fund

Purchases	$109,697,869	$3,004,203,631

Sales	$115,120,883	$2,600,901,685

39

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

AMT-Free Fund
	Year Ended September 30, 2019
	Class A	Class C	Class I

Sales	1,899,582	386,747	3,849,738

Issued to shareholders electing to receive payments of distributions in Fund shares	507,029	62,385	371,109

Redemptions	(3,048,646)	(790,414)	(3,453,702)

Converted from Class C shares	1,200,770	—	—

Converted to Class A shares	—	(1,206,708)	—

Net increase (decrease)	558,735	(1,547,990)	767,145

	Year Ended September 30, 2018
	Class A	Class C	Class I

Sales	1,410,160	219,922	2,442,370

Issued to shareholders electing to receive payments of distributions in Fund shares	548,382	100,461	410,172

Redemptions	(3,256,501)	(936,704)	(4,654,134)

Net decrease	(1,297,959)	(616,321)	(1,801,592)

National Fund
	Year Ended September 30, 2019
	Class A	Class B(1)	Class C	Class I

Sales	13,405,753	1,628	2,854,164	79,852,684

Issued to shareholders electing to receive payments of distributions in Fund shares	4,222,148	2,056	524,297	2,955,582

Redemptions	(23,904,165)	(42,058)	(6,560,819)	(28,172,127)

Converted from Class B shares	165,069	—	—	—

Converted from Class C shares	17,419,337	—	—	—

Converted to Class A shares	—	(165,036)	(17,422,262)	—

Net increase (decrease)	11,308,142	(203,410)	(20,604,620)	54,636,139

	Year Ended September 30, 2018
	Class A	Class B	Class C	Class I

Sales	8,446,990	998	1,578,271	22,766,344

Issued to shareholders electing to receive payments of distributions in Fund shares	4,651,612	10,278	1,031,149	2,503,247

Redemptions	(27,655,284)	(117,456)	(11,575,817)	(25,198,655)

Converted from Class B shares	367,236	—	—	—

Converted to Class A shares	—	(367,220)	—	—

Net increase (decrease)	(14,189,446)	(473,400)	(8,966,397)	70,936

(1)	At the close of business on August 15, 2019, Class B shares of National Fund were converted into Class A and Class B was terminated.

40

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2019.

Effective October 29, 2019, the Funds renewed their line of credit agreement, which expires October 27, 2020. In connection with the renewal, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million to $800 million.

9  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At September 30, 2019, there were no obligations outstanding under these financial instruments.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. During the year ended September 30, 2019, the Funds entered into U.S. Treasury futures contracts to hedge against changes in interest rates.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2019 was as follows:

	AMT-Free Fund		National Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$(1,856,298	)(1)	$(7,481,052	)(1)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$(604,959	)(2)	$(5,031,282	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended September 30, 2019, which is indicative of the volume of this derivative type, was approximately as follows:

	AMT-Free Fund	National Fund

Average Notional Cost:

Futures Contracts — Short	$20,231,000	$65,307,000

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

41

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2019, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

AMT-Free Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$342,501,553	$—	$342,501,553

Trust Units	—	223,937	—	223,937

Total Investments	$—	$342,725,490	$—	$342,725,490

National Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$3,148,059,697	$—	$3,148,059,697

Taxable Municipal Securities	—	88,280,321	—	88,280,321

Trust Units	—	2,953,203	—	2,953,203

Corporate Bonds & Notes	—	4,994,739	—	4,994,739

Total Investments	$—	$3,244,287,960	$—	$3,244,287,960

42

Eaton Vance

AMT-Free Municipal Income Fund

September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance AMT-Free Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

43

Eaton Vance

National Municipal Income Fund

September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance National Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Municipals Trust), including the portfolio of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

44

Eaton Vance

Municipal Income Funds

September 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended September 30, 2019, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

AMT-Free Municipal Income Fund	99.30%

National Municipal Income Fund	94.53%

45

Eaton Vance

Municipal Income Funds

September 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

46

Eaton Vance

Municipal Income Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that (i) the continuation of the investment advisory agreement between Eaton Vance AMT-Free Municipal Income Fund (the “AMT-Free Muni Income Fund”) and Eaton Vance Management (“EVM”) and (ii) the continuation of the investment advisory agreement between Eaton Vance National Municipal Income Fund (the “National Muni Income Fund”, together with the AMT-Free Muni Income Fund, the “Funds” and each, a “Fund”) and Boston Management and Research (“BMR”) (EVM, with respect to the AMT-Free Muni Income Fund, and BMR, with respect to the National Muni Income Fund, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for each Fund, the Board evaluated the nature, extent and quality of services provided to the Funds by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by each Fund, respectively, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of each Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. The Board considered each Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the applicable Fund. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Advisers or its affiliates may be subject in managing the Funds.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio

47

Eaton Vance

Municipal Income Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared each Fund’s investment performance to that of comparable funds and appropriate benchmark indices and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data with respect to each Fund for the one-, three-, five- and ten-year periods ended September 30, 2018.

In this regard, the Board noted each Fund’s performance relative to its peer group, primary benchmark index and secondary benchmark index for the three-year period, as follows:

Performance Relative to:
Fund	Median of Peers	Primary Index	Secondary Index

Eaton Vance AMT-Free Municipal Income Fund	Consistent with	Higher	Lower

Eaton Vance National Municipal Income Fund	Higher	Higher	Lower

The Board considered, among other things, each Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities. The Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on each Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group

48

Eaton Vance

Municipal Income Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from any economies of scale in the future.

49

Eaton Vance

Municipal Income Funds

September 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust and Eaton Vance Mutual Funds Trust (collectively, the Trusts) are responsible for the overall management and supervision of the Trusts’ affairs. The Trustees and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trusts hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trusts, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 162 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 162 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trusts.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

50

Eaton Vance

Municipal Income Funds

September 30, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

52

Investment Advisers

AMT-Free Municipal Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

National Municipal Income Fund

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

448    9.30.19

Eaton Vance

Municipals Trust

Annual Report

September 30, 2019

California Opportunities    •    Massachusetts    •    New York    •    Ohio

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Funds electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2019

Eaton Vance

Municipal Income Funds

Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

California Municipal Opportunities Fund	4
Massachusetts Municipal Income Fund	6
New York Municipal Income Fund	8
Ohio Municipal Income Fund	10

Endnotes and Additional Disclosures	12

Fund Expenses	13

Financial Statements	15

Report of Independent Registered Public Accounting Firm	59

Federal Tax Information	60

Board of Trustees’ Contract Approval	61

Management and Organization	65

Important Notices	67

Eaton Vance

Municipal Income Funds

September 30, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended September 30, 2019, investors witnessed a dramatic turnaround in fixed-income markets. The rising interest-rate environment at the beginning of the period gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.

As a whole, the period was marked by strong performance across the municipal bond market with the Bloomberg Barclays Municipal Bond Index (the Index),2 a broad measure of the asset class, returning 8.55%. The municipal bond yield curve9 experienced a so-called “bull market flattening,” where rates declined across the curve but more so toward the long end of the curve. With investors searching for yield in a low-rate environment, lower-rated7 bonds generally outperformed higher-rated bonds, while longer-duration10 issues outperformed shorter-duration issues.

With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times — from a low range of 1.50%-1.75% to 2.25%-2.50% — with the last quarter-point increase on December 19, 2018.

As 2018 came to a close, investors became increasingly concerned about a growing U.S.-China trade war and looming U.S. government shutdown. In connection with its December 2018 rate hike, the Fed lowered its number of projected interest-rate increases in 2019 from three to two, which some investors viewed as indicating weakness in the U.S. economy. The result was a “flight to quality” by investors seeking the relative safety of fixed-income investments over stocks. This bond rally pushed longer-term bond prices up and yields down in the final month of 2018.

The first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on prices resumed in March 2019 and continued through the end of the period propelled by lower-than-desired inflation, Brexit concerns, low European interest rates, and on-again/off-again trade-conflict rhetoric. This combination of factors fueled investor concerns about both U.S. and global growth potential during the period.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 — its first reduction in over a decade — followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Within the municipal bond market, technical factors amplified the price rally during the period. The 2017 tax law changes resulted in a combination of lower supply of new municipals and increased demand from high-income investors in high-tax states who had seen their tax bills rise under the new code. For the period as a whole, high-quality municipals generally underperformed Treasurys in the two-six-year area of the yield curve; performed in line with Treasurys in the middle of the curve; and outperformed Treasurys in the 16-30-year area of the curve.

Fund Performance

For the 12-month period ended September 30, 2019, the New York and Ohio Funds’ Class A shares at net asset value (NAV) outperformed the 8.55% return of the Funds’ primary benchmark, the Index. The California Opportunities Fund’s Class A shares at NAV performed approximately in line with the Index, while the Massachusetts Fund’s Class A shares at NAV underperformed the Index.

The Massachusetts, New York, and Ohio Funds’ overall strategy is to normally invest in bonds with maturities of 10 years or more to pursue higher yields and greater income streams compared with shorter-maturity issues. The California Municipal Opportunities Fund uses a flexible investment strategy to seek opportunities virtually anywhere on the yield curve, the credit curve, and across different sectors.

Management has the ability to be opportunistic in pursuing the California Municipal Opportunities Fund’s after-tax total return objective, trading holdings whenever opportunities arise, with the ability to invest up to 20% of net assets in debt obligations other than tax-exempt municipal bonds, including, but not limited to, taxable municipal obligations, U.S. Treasury securities and obligations of the U.S. government, its agencies and instrumentalities. Up to 50% of the California Municipal Opportunities Fund’s net assets may be invested in below-investment-grade securities.

The Funds may seek to enhance tax-exempt income through the use of leveraged investments by purchasing residual interest bonds.6 Leverage has the effect of magnifying the Funds’ exposure to their underlying investments in both up and down markets. During this period of falling rates and rising bond prices, residual interest bonds were a contributor to performance versus the Index — which does not employ leverage — for all four Funds.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income Funds

September 30, 2019

Management’s Discussion of Fund Performance — continued

Management has the ability to attempt to hedge the portfolios to various degrees against the potential risk of interest-rate volatility at the long end of the yield curve by using Treasury futures and/or interest-rate swaps. As a risk management strategy, the hedge is intended to moderate performance on both the upside and the downside. So in a period when municipal and Treasury bonds generally rose in price, the Funds’ Treasury futures hedge mitigated a portion of that appreciation — and was thus a detractor from relative results versus the unhedged Index — for the Massachusetts, New York and Ohio Funds. However, by period-end on September 30, 2019, the Treasury futures hedge was no longer present in the Massachusetts and New York Funds. The California Fund did not employ an interest rate hedge during the period.

State-specific Results

Eaton Vance California Municipal Opportunities Fund returned 8.52% for Class A shares at NAV, performing approximately in line with the 8.55% return of the Index. Contributors to performance relative to the Index included security selection and an overweight, relative to the Index, in local general obligation (GO) bonds; an overweight in BBB-rated bonds during a period when lower-rated bonds outperformed higher-rated issues; and an overweight in bonds with 17–22 years remaining to maturity during a period when longer-maturity bonds outperformed shorter-maturity issues. In contrast, the main detractors from performance versus the Index were an overweight in floating-rate notes; an underweight in zero-coupon bonds, which were the best-performing coupon structure in the Index during the period; and security selection in the electric utilities sector.

Eaton Vance Massachusetts Municipal Income Fund returned 7.48% for Class A shares at NAV, underperforming the 8.55% return of the Index. The Fund’s hedging strategy, security selection in zero-coupon bonds, and security selection in the transportation sector all detracted from performance versus the Index. In contrast, contributors to results versus the Index included leveraged investments, security selection and an overweight in the education sector, and security selection in AAA-rated bonds.

Eaton Vance New York Municipal Income Fund returned 8.74% for Class A shares at NAV, outperforming the 8.55% return of the Index. Contributors to performance versus the Index included security selection and an overweight in 4% coupon bonds, an overweight in the education sector, and security selection in in local GO bonds. Detractors from performance relative to the Index included the Fund’s hedging strategy; an overweight in prerefunded, or escrowed, bonds; and security selection in the health care sector.

Eaton Vance Ohio Municipal Income Fund returned 9.12% for Class A shares at NAV, outperforming the 8.55% return of the Index. Leveraged investments, an overweight in zero-coupon bonds, and security selection and an overweight in local GO bonds all contributed to performance versus the Index. Detractors from performance relative to the Index included security selection in BBB-rated bonds, the Fund’s hedging strategy, and security selection in the industrial development revenue sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

California Municipal Opportunities Fund

September 30, 2019

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/27/1994	12/19/1985	8.52%	3.97%	4.42%
Class A with 4.75% Maximum Sales Charge	—	—	3.36	2.96	3.90
Class C at NAV	08/31/2004	12/19/1985	7.66	3.20	3.64
Class C with 1% Maximum Sales Charge	—	—	6.66	3.20	3.64
Class I at NAV	03/03/2008	12/19/1985	8.79	4.23	4.67
Bloomberg Barclays Municipal Bond Index	—	—	8.55%	3.66%	4.16%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.84%	1.59%	0.58%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.12%	1.38%	2.37%
Taxable-Equivalent Distribution Rate			4.62	3.01	5.16
SEC 30-day Yield			1.14	0.45	1.45
Taxable-Equivalent SEC 30-day Yield			2.48	0.98	3.16

% Total Leverage[6]
Residual Interest Bond (RIB) Financing					0.66%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$14,307	N.A.
Class I	$250,000	09/30/2009	$394,789	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

4

Eaton Vance

California Municipal Opportunities Fund

September 30, 2019

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2019

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/1993	04/18/1991	7.48%	2.97%	3.97%
Class A with 4.75% Maximum Sales Charge	—	—	2.36	1.99	3.46
Class C at NAV	05/02/2006	04/18/1991	6.55	2.21	3.18
Class C with 1% Maximum Sales Charge	—	—	5.55	2.21	3.18
Class I at NAV	06/17/1993	04/18/1991	7.69	3.18	4.18
Bloomberg Barclays Municipal Bond Index	—	—	8.55%	3.66%	4.16%
Bloomberg Barclays 20 Year Municipal Bond Index	—	—	10.58	4.70	5.23

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.77%	1.52%	0.57%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			3.10%	2.35%	3.29%
Taxable-Equivalent Distribution Rate			5.72	4.34	6.08
SEC 30-day Yield			1.14	0.45	1.39
Taxable-Equivalent SEC 30-day Yield			2.11	0.83	2.57

% Total Leverage[6]
RIB Financing					2.10%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$13,685	N.A.
Class I	$250,000	09/30/2009	$376,428	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

6

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2019

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

New York Municipal Income Fund

September 30, 2019

Performance2,3

Portfolio Manager Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/15/1994	08/30/1990	8.74%	3.59%	4.48%
Class A with 4.75% Maximum Sales Charge	—	—	3.56	2.58	3.97
Class C at NAV	09/30/2003	08/30/1990	8.03	2.84	3.70
Class C with 1% Maximum Sales Charge	—	—	7.03	2.84	3.70
Class I at NAV	03/03/2008	08/30/1990	8.96	3.79	4.68
Bloomberg Barclays Municipal Bond Index	—	—	8.55%	3.66%	4.16%
Bloomberg Barclays 20 Year Municipal Bond Index	—	—	10.58	4.70	5.23

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.79%	1.54%	0.59%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.27%	1.53%	2.47%
Taxable-Equivalent Distribution Rate			4.51	3.04	4.90
SEC 30-day Yield			1.15	0.46	1.41
Taxable-Equivalent SEC 30-day Yield			2.28	0.91	2.80

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$14,387	N.A.
Class I	$250,000	09/30/2009	$395,198	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

8

Eaton Vance

New York Municipal Income Fund

September 30, 2019

Fund Profile

Credit Quality (% of total investments)7

See Endnotes and Additional Disclosures in this report.

9

Eaton Vance

Ohio Municipal Income Fund

September 30, 2019

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/07/1993	04/18/1991	9.12%	3.51%	3.88%
Class A with 4.75% Maximum Sales Charge	—	—	3.98	2.50	3.37
Class C at NAV	02/03/2006	04/18/1991	8.19	2.74	3.10
Class C with 1% Maximum Sales Charge	—	—	7.19	2.74	3.10
Class I at NAV	08/03/2010	04/18/1991	9.21	3.71	4.06
Bloomberg Barclays Municipal Bond Index	—	—	8.55%	3.66%	4.16%
Bloomberg Barclays 20 Year Municipal Bond Index	—	—	10.58	4.70	5.23

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.85%	1.60%	0.65%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.89%	2.15%	3.09%
Taxable-Equivalent Distribution Rate			5.33	3.97	5.70
SEC 30-day Yield			1.41	0.74	1.69
Taxable-Equivalent SEC 30-day Yield			2.60	1.37	3.12

% Total Leverage[6]
RIB Financing					5.21%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$13,566	N.A.
Class I	$250,000	09/30/2009	$372,374	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

10

Eaton Vance

Ohio Municipal Income Fund

September 30, 2019

Fund Profile

Credit Quality (% of total investments)7,8

See Endnotes and Additional Disclosures in this report.

11

Eaton Vance

Municipal Income Funds

September 30, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Bloomberg Barclays 20 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17–22 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. For Ohio Municipal Income Fund, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. The SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets plus Floating Rate Notes.

[7]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

[9]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long- term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

[10]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profiles subject to change due to active management.

12

Eaton Vance

Municipal Income Funds

September 30, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance California Municipal Opportunities Fund

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,044.40	$4.00	0.78%
Class C	$1,000.00	$1,041.10	$7.83	1.53%
Class I	$1,000.00	$1,046.70	$2.72	0.53%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.95	0.78%
Class C	$1,000.00	$1,017.40	$7.74	1.53%
Class I	$1,000.00	$1,022.40	$2.69	0.53%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

Eaton Vance Massachusetts Municipal Income Fund

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,033.60	$3.82	0.75%
Class C	$1,000.00	$1,029.70	$7.63	1.50%
Class I	$1,000.00	$1,034.60	$2.81	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.80	0.75%
Class C	$1,000.00	$1,017.50	$7.59	1.50%
Class I	$1,000.00	$1,022.30	$2.79	0.55%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

13

Eaton Vance

Municipal Income Funds

September 30, 2019

Fund Expenses — continued

Eaton Vance New York Municipal Income Fund

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,041.20	$3.58	0.70%
Class C	$1,000.00	$1,037.30	$7.41	1.45%
Class I	$1,000.00	$1,042.30	$2.56	0.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.60	$3.55	0.70%
Class C	$1,000.00	$1,017.80	$7.33	1.45%
Class I	$1,000.00	$1,022.60	$2.54	0.50%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

Eaton Vance Ohio Municipal Income Fund

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 – 9/30/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,037.20	$4.19	0.82%
Class C	$1,000.00	$1,032.20	$8.00	1.57%
Class I	$1,000.00	$1,037.10	$3.17	0.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$4.15	0.82%
Class C	$1,000.00	$1,017.20	$7.94	1.57%
Class I	$1,000.00	$1,022.00	$3.14	0.62%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

14

Eaton Vance

California Municipal Opportunities Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Municipal Securities — 96.5%
Security	Principal Amount (000’s omitted)	Value

Education — 4.1%

California Educational Facilities Authority, (Claremont McKenna College), 5.25%, 1/1/30	$1,000	$1,050,170

California Enterprise Development Authority, (The Thacher School), 4.00%, 9/1/32	425	509,707

California Enterprise Development Authority, (The Thacher School), 4.00%, 9/1/34	400	473,708

California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/27	915	983,625

California Municipal Finance Authority, (University of San Diego), 5.25%, 10/1/28	960	1,031,213

California School Finance Authority, (Green Dot Public Schools), 5.00%, 8/1/28(1)	380	469,513

California School Finance Authority, (Green Dot Public Schools), 5.00%, 8/1/38(1)	2,500	2,970,250

California State University, 5.25%, 11/1/31	1,465	1,585,027

University of California, 5.00%, 5/15/35	4,215	5,122,236

		$14,195,449

Electric Utilities — 3.6%

Chula Vista, (San Diego Gas and Electric), 5.875%, 2/15/34	$895	$898,482

Glendale, Electric System Revenue, 5.00%, 2/1/38	1,005	1,190,895

Sacramento Municipal Utility District, 5.00%, 8/15/27	1,080	1,157,911

Sacramento Municipal Utility District, 5.00%, 8/15/28	1,455	1,558,567

Southern California Public Power Authority, (Canyon Power Project), 1.83%, (SIFMA + 0.25%), 5/1/21 (Put Date), 7/1/40(2)	5,000	5,000,400

Southern California Public Power Authority, (Tieton Hydropower), 5.00%, 7/1/35	2,160	2,217,888

Vernon, Electric System Revenue, 5.125%, 8/1/21	530	531,945

		$12,556,088

General Obligations — 30.7%

Beverly Hills Unified School District, (Election of 2018), 4.00%, 8/1/31	$3,035	$3,609,374

Beverly Hills Unified School District, (Election of 2018), 4.00%, 8/1/35	3,900	4,548,102

California, 1.83%, (SIFMA + 0.25%), 5/1/21 (Put Date), 5/1/33(2)	4,200	4,201,386

California, 2.01%, (SIFMA + 0.43%), 12/1/23 (Put Date), 12/1/29(2)	3,000	3,008,370

California, 3.00%, 10/1/33	1,510	1,615,338

California, 4.00%, 2/1/20	500	504,595

California, 5.50%, 11/1/35	2,500	2,608,725

California Education Notes Program, Fiscal Year 2019-20 Note Participations, 5.00%, 6/30/20	2,065	2,122,056

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Desert Community College District, 5.00%, 8/1/37	$7,395	$8,860,023

Gilroy Unified School District, (Elections of 2008 and 2016), 4.00%, 8/1/30	245	290,543

Gilroy Unified School District, (Elections of 2008 and 2016), 4.00%, 8/1/33	620	720,508

Los Altos School District, (Election of 2014), 3.00%, 8/1/32(3)	700	752,206

Los Altos School District, (Election of 2014), 3.00%, 8/1/35(3)	1,275	1,342,741

Los Angeles Community College District, (Election of 2008), 4.00%, 8/1/37	3,000	3,253,980

Los Rios Community College District, (Election of 2008), 5.00%, 8/1/31	115	145,446

Los Rios Community College District, (Election of 2008), 5.00%, 8/1/32	125	157,603

Mariposa County Unified School District, (Election of 2016), 5.00%, 8/1/40	1,315	1,583,102

Mariposa County Unified School District, (Election of 2016), 5.00%, 8/1/43	1,265	1,516,052

Menlo Park, (Election of 2001), 3.00%, 8/1/37(3)	1,105	1,164,902

Mt. San Antonio Community College District, (Election of 2008), 5.00%, 6/1/33	750	893,422

Old Adobe Union School District, (Election of 2018), 5.00%, 8/1/44	1,860	2,200,938

Oxnard Union High School District, (Election of 2018), 4.00%, 8/1/38	1,000	1,113,450

Oxnard Union High School District, (Election of 2018), 5.00%, 8/1/35	1,805	2,191,162

Pittsburg Unified School District, (Election of 2014), 5.00%, 8/1/40	1,235	1,482,408

Pittsburg Unified School District, (Election of 2014), 5.00%, 8/1/42	1,545	1,848,608

San Diego Community College District, 4.00%, 8/1/34	4,500	5,160,510

San Francisco Bay Area Rapid Transit District, (Election of 2004), Green Bonds, 3.00%, 8/1/37	6,380	6,789,979

San Francisco Bay Area Rapid Transit District, (Election of 2016), Green Bonds, 5.00%, 8/1/32	4,345	5,770,986

San Francisco Bay Area Rapid Transit District, (Election of 2016), Green Bonds, 5.00%, 8/1/34	1,765	2,330,771

San Jose, 5.00%, 9/1/33	2,805	3,656,514

San Jose, 5.00%, 9/1/36	3,355	4,310,873

San Jose, 5.00%, 9/1/38	825	1,049,862

San Jose, 5.00%, 9/1/39	605	767,467

San Luis Coastal Unified School District, (Election of 2014), 5.00%, 8/1/36	3,550	4,320,953

San Luis Coastal Unified School District, (Election of 2014), 5.00%, 8/1/37	1,835	2,226,956

Santa Clara County, (Election of 2008), 4.00%, 8/1/34	1,605	1,872,826

Santa Clara Unified School District, (Election of 2018), 4.00%, 7/1/28	6,000	7,126,320

15	See Notes to Financial Statements.

Eaton Vance

California Municipal Opportunities Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Santa Monica Community College District, (Election of 2008), 5.00%, 8/1/34	$200	$250,634

Santa Monica-Malibu Unified School District, (School Facilities Improvement District No. 1), (Election of 2018), 3.00%, 8/1/34(3)	765	816,546

Santa Monica-Malibu Unified School District, (School Facilities Improvement District No. 2), (Election of 2018), 3.00%, 8/1/32(3)	485	523,916

Santa Monica-Malibu Unified School District, (School Facilities Improvement District No. 2), (Election of 2018), 3.00%, 8/1/33(3)	545	584,992

Santa Monica-Malibu Unified School District, (School Facilities Improvement District No. 2), (Election of 2018), 4.00%, 8/1/36(3)	535	616,908

Santa Monica-Malibu Unified School District, (School Facilities Improvement District No. 2), (Election of 2018), 4.00%, 8/1/37(3)	815	933,419

Santa Monica-Malibu Unified School District, (School Facilities Improvement District No. 2), (Election of 2018), 4.00%, 8/1/38(3)	900	1,027,638

Simi Valley Unified School District, (Election of 2016), 4.00%, 8/1/31	165	195,555

Tahoe-Truckee Unified School District, (Election of 2014), 5.00%, 8/1/33	500	615,635

Tahoe-Truckee Unified School District, (Election of 2014), 5.00%, 8/1/36	1,000	1,215,730

Vista Unified School District, (Election of 2018), 5.00%, 8/1/28	160	208,806

Vista Unified School District, (Election of 2018), 5.00%, 8/1/31	185	244,452

Vista Unified School District, (Election of 2018), 5.00%, 8/1/32	225	294,984

Westminster School District, (Election of 2016), 5.00%, 8/1/38	400	483,584

Westminster School District, (Election of 2016), 5.00%, 8/1/39	585	705,960

Westminster School District, (Election of 2016), 5.00%, 8/1/42	1,000	1,200,050

		$107,037,866

Hospital — 11.1%

California Health Facilities Financing Authority, (Adventist Health System/West), 4.00%, 3/1/39	$3,755	$4,052,246

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/34	1,200	1,408,452

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/35	1,050	1,154,076

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/36	2,255	2,641,304

California Health Facilities Financing Authority, (City of Hope), 5.00%, 11/15/38	1,000	1,168,040

California Health Facilities Financing Authority, (City of Hope), Series 2012, 5.00%, 11/15/32	735	809,264

California Health Facilities Financing Authority, (City of Hope), Series 2019, 5.00%, 11/15/32	600	706,560

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

California Health Facilities Financing Authority, (Kaiser Permanente), 4.00%, 11/1/38	$1,955	$2,209,658

California Health Facilities Financing Authority, (Providence Health & Services), 5.00%, 10/1/44	4,100	4,670,269

California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/33	1,500	1,690,005

California Health Facilities Financing Authority, (Sutter Health), 5.00%, 11/15/41	4,985	5,845,012

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/24	800	921,064

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/26	500	598,585

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/27	165	187,985

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/29	105	119,168

California Municipal Finance Authority, (NorthBay Healthcare Group), 5.00%, 11/1/30	150	169,601

California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2015, 5.00%, 11/1/25	200	229,926

California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2017A, 5.00%, 11/1/25	800	940,440

California Public Finance Authority, (Henry Mayo Newhall Hospital), 5.00%, 10/15/33	425	492,868

California Statewide Communities Development Authority, (Cottage Health System), 5.25%, 11/1/30	500	520,300

California Statewide Communities Development Authority, (Methodist Hospital of Southern California), 5.00%, 1/1/38	2,000	2,386,340

Oroville, (Oroville Hospital), 5.25%, 4/1/49	4,000	4,717,680

Washington Township Health Care District, 5.25%, 7/1/30	1,240	1,276,357

		$38,915,200

Housing — 0.7%

Independent Cities Finance Authority, (Union City Tropics), 5.00%, 5/15/48	$2,000	$2,392,980

		$2,392,980

Industrial Development Revenue — 0.7%

California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 2.50% to 5/1/24 (Put Date), 11/1/38	$2,500	$2,599,050

		$2,599,050

Insured – Electric Utilities — 1.4%

Puerto Rico Electric Power Authority, (NPFG), 5.00%, 7/1/23	$125	$127,167

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/22	1,500	1,577,760

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/32	2,100	2,284,254

16	See Notes to Financial Statements.

Eaton Vance

California Municipal Opportunities Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities (continued)

Puerto Rico Electric Power Authority, (NPFG), Series QQ, 5.00%, 7/1/22	$180	$182,662

Puerto Rico Electric Power Authority, (NPFG), Series RR, 5.00%, 7/1/22	140	142,071

Puerto Rico Electric Power Authority, (NPFG), Series RR, 5.00%, 7/1/24	300	305,967

Puerto Rico Electric Power Authority, (NPFG), Series SS, 5.00%, 7/1/24	130	132,586

		$4,752,467

Insured – General Obligations — 3.6%

Compton Community College District, (Election of 2014), (BAM), 5.00%, 8/1/36	$1,690	$2,031,583

Cotati-Rohnert Park Unified School District, (Election of 2016), (AGM), 5.00%, 8/1/33	710	858,781

Cotati-Rohnert Park Unified School District, (Election of 2016), (AGM), 5.00%, 8/1/34	825	994,331

Cotati-Rohnert Park Unified School District, (Election of 2016), (AGM), 5.00%, 8/1/35	955	1,148,388

Cotati-Rohnert Park Unified School District, (Election of 2016), (AGM), 5.00%, 8/1/36	1,015	1,216,549

Cotati-Rohnert Park Unified School District, (Election of 2016), (AGM), 5.00%, 8/1/37	1,135	1,356,404

Cotati-Rohnert Park Unified School District, (Election of 2016), (AGM), 5.00%, 8/1/38	1,175	1,401,328

Galt Joint Union High School District, (Election of 2016), (BAM), 5.00%, 8/1/37	500	597,535

Galt Joint Union High School District, (Election of 2016), (BAM), 5.00%, 8/1/38	500	596,310

Galt Joint Union High School District, (Election of 2016), (BAM), 5.00%, 8/1/43	1,000	1,184,380

San Leandro Unified School District, (Election of 2016), (BAM), 5.00%, 8/1/38	1,000	1,238,830

		$12,624,419

Insured – Special Tax Revenue — 1.2%

Lake Elsinore School Financing Authority, (BAM), 5.00%, 10/1/36	$1,570	$2,015,660

Lake Elsinore School Financing Authority, (BAM), 5.00%, 10/1/37	470	600,834

Successor Agency to San Francisco City and County Redevelopment Agency, (NPFG), 5.00%, 8/1/41	1,320	1,549,205

		$4,165,699

Insured – Transportation — 2.2%

Alameda Corridor Transportation Authority, (AGM), 5.00%, 10/1/37	$5,075	$6,029,658

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)

San Joaquin Hills Transportation Corridor Agency, (NPFG), 0.00%, 1/15/24	$1,800	$1,634,310

		$7,663,968

Other Revenue — 4.5%

California Infrastructure and Economic Development Bank, (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/33	$1,740	$1,986,715

California Infrastructure and Economic Development Bank, (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/34	1,290	1,470,045

California Infrastructure and Economic Development Bank, (California Academy of Sciences), Series 2018A, 1.793%, (70% of 1 mo. USD LIBOR + 0.38%), 8/1/21 (Put Date), 8/1/47(2)	2,500	2,500,450

California Infrastructure and Economic Development Bank, (California Academy of Sciences), Series 2018B, 1.793%, (70% of 1 mo. USD LIBOR + 0.38%), 8/1/21 (Put Date), 8/1/47(2)	450	450,077

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), Series 2011A, 1.662%, (70% of 1 mo. USD LIBOR + 0.20%), 4/1/21 (Put Date), 4/1/38(2)	700	699,895

California Infrastructure and Economic Development Bank, (The J. Paul Getty Trust), Series 2012B, 1.662%, (70% of 1 mo. USD LIBOR + 0.20%), 4/1/21 (Put Date), 10/1/47(2)	7,970	7,968,804

Morongo Band of Mission Indians, 5.00%, 10/1/42(1)	440	497,820

		$15,573,806

Senior Living / Life Care — 4.2%

ABAG Finance Authority for Nonprofit Corporations, (Episcopal Senior Communities), 6.00%, 7/1/31	$615	$661,525

California Municipal Finance Authority, (Channing House), 5.00%, 5/15/37	250	299,385

California Municipal Finance Authority, (HumanGood - California Obligated Group), 4.00%, 10/1/31	1,000	1,128,910

California Municipal Finance Authority, (HumanGood - California Obligated Group), 4.00%, 10/1/32	500	561,530

California Municipal Finance Authority, (HumanGood - California Obligated Group), 4.00%, 10/1/33	1,100	1,232,451

California Municipal Finance Authority, (HumanGood - California Obligated Group), 4.00%, 10/1/34	755	841,621

California Municipal Finance Authority, (HumanGood - California Obligated Group), 4.00%, 10/1/36	1,620	1,797,811

California Municipal Finance Authority, (HumanGood - California Obligated Group), 4.00%, 10/1/37	1,800	1,991,142

California Municipal Finance Authority, (HumanGood - California Obligated Group), 5.00%, 10/1/44	1,000	1,173,110

17	See Notes to Financial Statements.

Eaton Vance

California Municipal Opportunities Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

California Municipal Finance Authority, (Mt. San Antonio Gardens), 5.00%, 11/15/39	$1,000	$1,187,880

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/23	500	563,235

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/26	500	588,220

California Statewide Communities Development Authority, (American Baptist Homes of the West), 5.00%, 10/1/27	780	912,468

California Statewide Communities Development Authority, (Southern California Presbyterian Homes), 7.25%, 11/15/41(1)	1,000	1,007,140

California Statewide Communities Development Authority, (The Redwoods, a Community of Seniors), 5.125%, 11/15/35	715	819,876

		$14,766,304

Special Tax Revenue — 6.7%

Chula Vista Municipal Financing Authority, 5.50%, 9/1/30	$1,525	$1,747,101

Contra Costa Transportation Authority, Sales Tax Revenue, 1.712%, (70% of 1 mo. USD LIBOR + 0.25%), 9/1/21 (Put Date), 3/1/34(2)	6,000	6,003,240

Irvine, (Reassessment District No. 19-1), 5.00%, 9/2/33	680	877,098

Irvine Community Facilities District No. 2013-3, (Great Park), 5.00%, 9/1/30	580	658,422

Irvine Community Facilities District No. 2013-3, (Great Park), 5.00%, 9/1/31	465	526,389

Irvine Community Facilities District No. 2013-3, (Great Park), 5.00%, 9/1/33	545	614,248

Irvine Community Facilities District No. 2013-3, (Great Park), 5.00%, 9/1/35	1,150	1,348,237

Irvine Community Facilities District No. 2013-3, (Great Park), 5.00%, 9/1/38	1,000	1,164,720

Irvine Community Facilities District No. 2013-3, (Great Park), Series 2014, 5.00%, 9/1/32	450	508,378

Irvine Community Facilities District No. 2013-3, (Great Park), Series 2014, 5.00%, 9/1/34	360	405,047

Irvine Community Facilities District No. 2013-3, (Great Park), Series 2018, 5.00%, 9/1/32	625	738,012

Irvine Community Facilities District No. 2013-3, (Great Park), Series 2018, 5.00%, 9/1/34	765	898,990

Los Angeles County Community Facilities District No. 3, (Valencia/Newhall Area), 5.00%, 9/1/23	520	557,175

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/42	1,850	2,265,066

Santa Clara Valley Transportation Authority, Sales Tax Revenue, (SPA: TD Bank, N.A.), 1.45%, 4/1/36(4)	1,700	1,700,000

South Orange County Public Financing Authority, Special Tax Revenue, (Ladera Ranch), 5.00%, 8/15/27	515	562,184

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

South Orange County Public Financing Authority, Special Tax Revenue, (Ladera Ranch), 5.00%, 8/15/28	$775	$844,905

Successor Agency to San Francisco City and County Redevelopment Agency, 5.00%, 8/1/37	1,630	1,933,050

		$23,352,262

Transportation — 14.4%

Alameda Corridor Transportation Authority, 5.00%, 10/1/36	$2,250	$2,644,830

Alameda Corridor Transportation Authority, 5.00%, 10/1/37	2,200	2,577,916

Bay Area Toll Authority, (San Francisco Bay Area), 2.173%, (70% of 3 mo. USD LIBOR + 0.55%), 4/1/21 (Put Date), 4/1/45(2)	500	500,950

Burbank-Glendale-Pasadena Airport Authority, (AMT), 5.00%, 7/1/22	1,000	1,096,100

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/36	2,570	3,103,995

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/37	1,025	1,232,850

California Municipal Finance Authority, (LINXS Automated People Mover), (AMT), 5.00%, 12/31/43	2,000	2,373,840

Long Beach, Harbor Revenue, (AMT), 5.00%, 5/15/30	500	616,080

Los Angeles Department of Airports, (Los Angeles International Airport), 5.00%, 5/15/35(5)	3,080	3,149,854

Los Angeles Department of Airports, (Los Angeles International Airport), (AMT), 5.00%, 5/15/25	1,500	1,778,310

Los Angeles Department of Airports, (Los Angeles International Airport), (AMT), 5.00%, 5/15/41	1,660	1,900,899

Los Angeles Department of Airports, (Los Angeles International Airport), (AMT), 5.00%, 5/15/46	4,500	5,219,865

Los Angeles Harbor Department, (AMT), 5.00%, 8/1/21	1,000	1,066,320

San Diego County Regional Airport Authority, (AMT), 5.00%, 7/1/30	1,000	1,231,880

San Francisco City and County Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/24	3,600	3,805,524

San Francisco City and County Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/35	1,015	1,263,969

San Francisco City and County Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/41	4,905	5,710,794

San Francisco City and County Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/44	2,465	2,778,030

San Francisco City and County Airport Commission, (San Francisco International Airport), (AMT), 5.00%, 5/1/46	2,330	2,697,767

San Jose, Airport Revenue, (AMT), 5.00%, 3/1/37	1,735	2,076,760

San Jose, Airport Revenue, (AMT), 5.00%, 3/1/41	3,000	3,558,030

		$50,384,563

18	See Notes to Financial Statements.

Eaton Vance

California Municipal Opportunities Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 7.4%

California Department of Water Resources, (Central Valley Project), 1.80%, (SIFMA+ 0.22%), 12/1/20 (Put Date), 12/1/35(2)	$3,700	$3,703,034

California Department of Water Resources, (Central Valley Project), 5.00%, 12/1/34	1,385	1,815,638

Eastern Municipal Water District, Water and Wastewater Revenue, 1.762%, (70% of 1 mo. USD LIBOR + 0.30%), 10/1/21 (Put Date), 7/1/30(2)	2,500	2,500,025

Eastern Municipal Water District, Water and Wastewater Revenue, 1.72%, (SIFMA + 0.25%), 10/1/21 (Put Date), 7/1/46(2)	2,000	1,998,860

Metropolitan Water District of Southern California, 5.00%, 7/1/33	1,750	2,299,762

Metropolitan Water District of Southern California, 5.00%, 7/1/34	1,915	2,507,099

Metropolitan Water District of Southern California, (SPA: Citibank, N.A.), 1.51%, 7/1/47(4)	7,965	7,965,000

Ross Valley Public Financing Authority, (Ross Valley Sanitary District), 4.00%, 1/1/36	1,125	1,311,266

Ross Valley Public Financing Authority, (Sanitary District No. 1 of Marin County), 5.00%, 1/1/39	500	582,910

San Francisco City and County Public Utilities Commission, Water Revenue, Green Bonds, 5.00%, 11/1/39	890	1,044,015

		$25,727,609

Total Tax-Exempt Municipal Securities — 96.5% (identified cost $321,126,983)		$336,707,730

Taxable Municipal Securities — 3.7%
Security	Principal Amount (000’s omitted)	Value

General Obligations — 0.7%

Contra Costa Community College District, (Election of 2014), 2.005%, 11/1/19	$2,000	$2,000,260

Tracy Unified School District, (School Facilities Improvement District No. 3), (Election of 2014), 1.92%, 1/1/20(3)	600	600,012

		$2,600,272

Hospital — 1.2%

California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$3,875	$4,227,044

		$4,227,044

Security	Principal Amount (000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 0.3%

Fresno Country, Pension Obligation Bonds, (NPFG), 0.00%, 8/15/20	$1,000	$981,840

		$981,840

Insured – Special Tax Revenue — 0.3%

Successor Agency to Pittsburg Redevelopment Agency, (AGM), 3.388%, 8/1/22	$955	$987,307

		$987,307

Insured – Transportation — 0.2%

Alameda Corridor Transportation Authority, (AMBAC), 0.00%, 10/1/27	$740	$580,989

		$580,989

Special Tax Revenue — 0.4%

Successor Agency to San Diego Redevelopment Agency, 3.25%, 9/1/22	$250	$259,123

Successor Agency to San Diego Redevelopment Agency, 3.375%, 9/1/23	250	263,257

Successor Agency to San Diego Redevelopment Agency, 3.50%, 9/1/24	250	267,490

Successor Agency to San Diego Redevelopment Agency, 3.625%, 9/1/25	250	271,235

Successor Agency to San Diego Redevelopment Agency, 3.75%, 9/1/26	250	271,385

		$1,332,490

Transportation — 0.6%

San Francisco City and County Airport Commission, (San Francisco International Airport), 2.901%, 5/1/20	$2,300	$2,315,364

		$2,315,364

Total Taxable Municipal Securities — 3.7% (identified cost $12,591,304)		$13,025,306

19	See Notes to Financial Statements.

Eaton Vance

California Municipal Opportunities Fund

September 30, 2019

Portfolio of Investments — continued

Corporate Bonds & Notes — 0.7%
Security	Principal Amount (000’s omitted)	Value

Other — 0.7%

Morongo Band of Mission Indians, 7.00%, 10/1/39(1)	$2,080	$2,410,887

Total Corporate Bonds & Notes — 0.7% (identified cost $2,080,000)		$2,410,887

Total Investments — 100.9% (identified cost $335,798,287)		$352,143,923

Other Assets, Less Liabilities — (0.9)%		$(3,032,190)

Net Assets — 100.0%		$349,111,733

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 9.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.2% to 4.0% of total investments.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These Securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2019, the aggregate value of these securities is $7,355,610 or 2.1% of the Fund’s net assets.

(2)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2019.

(3)	When-issued security.

(4)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at September 30, 2019.

(5)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

LIBOR	–	London Interbank Offered Rate

NPFG	–	National Public Finance Guarantee Corp.

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

Currency Abbreviations:

USD	–	United States Dollar

20	See Notes to Financial Statements.

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Investments — 99.2%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.6%

Massachusetts Water Pollution Abatement Trust, 5.25%, 8/1/34	$3,105	$4,461,947

		$4,461,947

Education — 22.7%

Massachusetts Development Finance Agency, (Babson College), 5.00%, 10/1/42	$1,500	$1,802,790

Massachusetts Development Finance Agency, (Berklee College of Music), 5.00%, 10/1/29	1,000	1,237,330

Massachusetts Development Finance Agency, (Berklee College of Music), 5.00%, 10/1/39	2,000	2,391,800

Massachusetts Development Finance Agency, (Boston University), 5.00%, 10/1/46	3,000	3,567,570

Massachusetts Development Finance Agency, (Dexter Southfield), 5.00%, 5/1/33	1,550	1,789,382

Massachusetts Development Finance Agency, (Dexter Southfield), 5.00%, 5/1/35	1,660	1,909,149

Massachusetts Development Finance Agency, (Harvard University), 5.00%, 7/15/34	2,570	3,151,668

Massachusetts Development Finance Agency, (Milton Academy), 5.00%, 9/1/35	1,100	1,135,310

Massachusetts Development Finance Agency, (Northeastern University), 5.00%, 3/1/33	1,950	2,237,567

Massachusetts Development Finance Agency, (Olin College), 5.00%, 11/1/38	1,750	1,971,603

Massachusetts Development Finance Agency, (Suffolk University), 5.00%, 7/1/31	620	767,783

Massachusetts Development Finance Agency, (Suffolk University), 5.00%, 7/1/32	770	950,681

Massachusetts Development Finance Agency, (Suffolk University), 5.00%, 7/1/38	340	412,165

Massachusetts Development Finance Agency, (Wentworth Institute of Technology), 5.00%, 10/1/36	1,575	1,829,268

Massachusetts Development Finance Agency, (Williams College), 5.00%, 7/1/46	2,000	2,396,980

Massachusetts Development Finance Agency, (Worcester Polytechnic Institute), 5.00%, 9/1/42	3,150	3,762,517

Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.50%, 7/1/32	5,000	7,162,950

		$38,476,513

Escrowed / Prerefunded — 2.0%

Massachusetts Development Finance Agency, (Tufts Medical Center), Prerefunded to 1/1/21, 7.25%, 1/1/32	$1,900	$2,038,130

Massachusetts Development Finance Agency, (UMass Memorial), Prerefunded to 7/1/21, 5.50%, 7/1/31	1,040	1,115,753

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)

Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	$245	$247,274

		$3,401,157

General Obligations — 28.6%

Belmont, 4.00%, 2/15/29	$1,195	$1,446,691

Belmont, 4.00%, 2/15/30	1,245	1,497,797

Belmont, 4.00%, 2/15/31	1,045	1,250,698

Belmont, 4.00%, 3/15/31	2,910	3,486,995

Boston, 4.00%, 3/1/31	3,000	3,342,000

Danvers, 4.00%, 8/15/30	600	726,360

Danvers, 4.00%, 8/15/33	540	645,057

Danvers, 5.25%, 7/1/36	2,800	2,982,700

Franklin, 4.00%, 5/15/30	200	239,500

Franklin, 4.00%, 5/15/32	455	540,044

Franklin, 4.00%, 5/15/33	455	535,080

Franklin, 5.00%, 5/15/29	210	271,480

Harvard, 4.00%, 8/15/30	1,025	1,240,865

Harvard, 4.00%, 8/15/31	1,270	1,530,604

Lexington, 4.00%, 2/1/29	1,855	2,237,853

Lincoln, 4.00%, 3/1/30	2,120	2,550,318

Lincoln, 4.00%, 3/1/31	2,205	2,640,774

Manchester Essex Regional School District, 4.00%, 2/1/41	1,075	1,211,235

Manchester Essex Regional School District, 4.00%, 2/1/42	975	1,096,387

Massachusetts, 4.00%, 9/1/38	1,500	1,732,905

Massachusetts, 5.00%, 3/1/31	3,000	3,447,930

Medford, 5.00%, 7/15/29	735	954,184

Plymouth, 5.00%, 5/1/26	710	750,307

Plymouth, 5.00%, 5/1/28	1,160	1,225,099

Plymouth, 5.00%, 5/1/31	1,090	1,149,231

Plymouth, 5.00%, 5/1/32	1,000	1,053,700

Shrewsbury, 4.00%, 7/15/33	2,370	2,802,027

Swampscott, 5.00%, 1/15/26	355	437,388

Wayland, 5.00%, 2/1/33	1,790	1,872,125

Wayland, 5.00%, 2/1/36	2,680	2,799,689

Winchester, 5.00%, 4/15/36	775	815,091

		$48,512,114

Hospital — 11.4%

Massachusetts Development Finance Agency, (Berkshire Health Systems), 5.00%, 10/1/27	$1,100	$1,178,452

Massachusetts Development Finance Agency, (Beth Israel Lahey Health), 5.00%, 7/1/33	625	781,425

Massachusetts Development Finance Agency, (Beth Israel Lahey Health), 5.00%, 7/1/38	600	733,734

21	See Notes to Financial Statements.

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Massachusetts Development Finance Agency, (CareGroup), 5.00%, 7/1/27	$1,000	$1,217,980

Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/31	1,840	2,149,378

Massachusetts Development Finance Agency, (Dana-Farber Cancer Institute), 5.00%, 12/1/36	1,690	2,036,551

Massachusetts Development Finance Agency, (Lahey Health System Obligated Group), 5.00%, 8/15/40	2,000	2,306,260

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/37	1,600	1,964,240

Massachusetts Development Finance Agency, (Partners HealthCare System), 5.00%, 7/1/44	1,100	1,212,673

Massachusetts Development Finance Agency, (South Shore Hospital), 5.00%, 7/1/41	2,795	3,220,483

Massachusetts Development Finance Agency, (UMass Memorial), 5.50%, 7/1/31	55	58,777

Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 5.125%, 7/1/35	1,645	1,689,366

Massachusetts Health and Educational Facilities Authority, (Southcoast Health System), 5.00%, 7/1/29	750	752,527

		$19,301,846

Housing — 1.7%

Massachusetts Housing Finance Agency, (Mill Road Apartments), 2.13% (SIFMA + 0.55%), 11/1/23 (Put Date), 11/1/48(1)	$2,975	$2,975,000

		$2,975,000

Industrial Development Revenue — 0.9%

National Finance Authority, (Covanta), 4.625%, 11/1/42(2)	$670	$707,071

National Finance Authority, (Covanta), (AMT), 4.875%, 11/1/42(2)	740	787,449

		$1,494,520

Insured – Education — 4.5%

Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(3)	$5,460	$7,563,847

		$7,563,847

Insured – Escrowed / Prerefunded — 0.8%

Massachusetts Health and Educational Facilities Authority, (Cape Cod Healthcare), (AGC), Prerefunded to 11/15/19, 5.00%, 11/15/25	$1,395	$1,401,166

Massachusetts Turnpike Authority, (NPFG), Escrowed to Maturity, 5.00%, 1/1/20	35	35,325

		$1,436,491

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 5.2%

Martha’s Vineyard Land Bank, (BAM), 5.00%, 5/1/26	$1,760	$2,083,241

Massachusetts, Special Obligation, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/30	4,955	6,685,435

		$8,768,676

Insured – Transportation — 4.6%

Massachusetts Turnpike Authority, Metropolitan Highway System, (NPFG), 0.00%, 1/1/22	$8,000	$7,729,200

		$7,729,200

Senior Living / Life Care — 2.3%

Massachusetts Development Finance Agency, (Carleton-Willard Village), 5.625%, 12/1/30	$525	$528,481

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/33(2)	205	235,006

Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.00%, 11/15/38(2)	135	153,118

Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.125%, 11/1/27(2)	595	595,684

Massachusetts Development Finance Agency, (VOA Concord Assisted Living, Inc.), 5.20%, 11/1/41(2)	2,465	2,466,775

		$3,979,064

Special Tax Revenue — 2.5%

Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.00%, 7/1/26	$2,000	$2,470,640

Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/31	1,240	1,713,122

		$4,183,762

Student Loan — 3.1%

Massachusetts Educational Financing Authority, (AMT), 5.00%, 7/1/21	$5,000	$5,294,050

		$5,294,050

Transportation — 6.3%

Massachusetts, (Accelerated Bridge Program), 5.00%, 6/15/27	$2,000	$2,337,600

Massachusetts Port Authority, 5.00%, 7/1/28	3,750	3,852,750

Massachusetts Port Authority, (AMT), 5.00%, 7/1/31	1,555	1,977,105

Massachusetts Port Authority, (AMT), 5.00%, 7/1/34	2,110	2,557,088

		$10,724,543

Total Tax-Exempt Investments — 99.2% (identified cost $153,813,265)		$168,302,730

22	See Notes to Financial Statements.

Eaton Vance

Massachusetts Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Taxable Municipal Securities — 0.7%
Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 0.7%

Massachusetts Development Finance Agency, (Wellforce), (AGM), 3.89%, 7/1/25	$1,000	$1,077,630

Total Taxable Municipal Securities — 0.7% (identified cost $1,000,000)		$1,077,630

Total Investments — 99.9% (identified cost $154,813,265)		$169,380,360

Other Assets, Less Liabilities — 0.1%		$254,041

Net Assets — 100.0%		$169,634,401

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 15.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.6% to 8.5% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2019.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2019, the aggregate value of these securities is $4,945,103 or 2.9% of the Fund’s net assets.

(3)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BAM	–	Build America Mutual Assurance Co.

NPFG	–	National Public Finance Guarantee Corp.

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

23	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Investments — 98.7%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.5%

New York State Environmental Facilities Corp., 5.00%, 10/15/39	$5,910	$6,019,690

		$6,019,690

Cogeneration — 0.5%

Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$2,185	$2,207,593

		$2,207,593

Education — 9.2%

Albany Capital Resource Corp., (Albany College of Pharmacy and Health Sciences), 5.00%, 12/1/30	$250	$287,180

Dutchess County Local Development Corp., (Culinary Institute of America), 5.00%, 7/1/29	150	179,298

Dutchess County Local Development Corp., (Culinary Institute of America), 5.00%, 7/1/30	185	220,095

Dutchess County Local Development Corp., (Culinary Institute of America), 5.00%, 7/1/31	180	212,909

Dutchess County Local Development Corp., (Culinary Institute of America), 5.00%, 7/1/32	200	235,358

Geneva Development Corp., (Hobart and William Smith Colleges), Series 2012, 5.00%, 9/1/32	1,250	1,374,037

Monroe County Industrial Development Corp., (Nazareth College of Rochester), 5.00%, 10/1/31	235	282,714

Monroe County Industrial Development Corp., (Nazareth College of Rochester), 5.00%, 10/1/32	260	311,017

New York Dormitory Authority, (Brooklyn Law School), 5.00%, 7/1/33	1,650	2,064,612

New York Dormitory Authority, (City University), 6.00%, 7/1/20	2,575	2,664,636

New York Dormitory Authority, (Columbia University), 5.00%, 10/1/38	9,420	11,906,597

New York Dormitory Authority, (Culinary Institute of America), 5.50%, 7/1/33	350	398,062

New York Dormitory Authority, (New York University), 5.00%, 7/1/39	1,120	1,428,762

New York Dormitory Authority, (New York University), 5.00%, 7/1/42	5,500	6,963,000

New York Dormitory Authority, (Skidmore College), 5.25%, 7/1/31	250	265,908

New York Dormitory Authority, (The New School), Prerefunded to 7/1/20, 5.50%, 7/1/40	5,500	5,673,635

Onondaga Civic Development Corp., (Le Moyne College), 5.20%, 7/1/29	970	998,227

Onondaga Civic Development Corp., (Le Moyne College), 5.375%, 7/1/40	2,515	2,580,038

		$38,046,085

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 2.8%

Long Island Power Authority, Electric System Revenue, Series 2017, 5.00%, 9/1/37	$250	$304,407

New York Power Authority, 5.00%, 11/15/31	1,000	1,077,570

Utility Debt Securitization Authority, 5.00%, 12/15/33	2,895	3,315,441

Utility Debt Securitization Authority, 5.00%, 12/15/40	5,500	6,801,410

		$11,498,828

Escrowed / Prerefunded — 1.3%

Brooklyn Arena Local Development Corp., (Barclays Center), Prerefunded to 1/15/20, 6.25%, 7/15/40	$1,260	$1,277,905

Dutchess County Local Development Corp., (Health Quest Systems, Inc.), Prerefunded to 7/1/20, 5.75%, 7/1/30	370	382,084

Dutchess County Local Development Corp., (Health Quest Systems, Inc.), Prerefunded to 7/1/20, 5.75%, 7/1/40	2,435	2,514,527

Metropolitan Transportation Authority, Prerefunded to 11/15/21, 5.00%, 11/15/27	940	1,017,202

		$5,191,718

General Obligations — 11.1%

Chappaqua Central School District, 4.00%, 1/15/28(1)	$400	$488,532

Chappaqua Central School District, 4.00%, 1/15/29(1)	725	900,609

Chappaqua Central School District, 4.00%, 1/15/30(1)	550	694,656

Chappaqua Central School District, 5.00%, 1/15/26(1)	500	616,745

Chappaqua Central School District, 5.00%, 1/15/27(1)	400	507,208

Dutchess County, 2019 Series A, 4.00%, 3/1/31	795	946,742

Dutchess County, 2019 Series B, 4.00%, 3/1/32	625	741,275

Hempstead, 4.00%, 8/15/28	3,580	4,182,765

Nassau County, 5.00%, 10/1/30	2,000	2,476,760

New York City, 4.00%, 12/1/41	1,695	1,922,520

New York City, 5.00%, 8/1/28	3,520	4,271,379

New York City, 5.00%, 4/1/30	2,495	3,238,136

New York City, 5.00%, 12/1/41	2,500	3,084,525

Nyack Union Free School District, 4.00%, 6/15/31	1,195	1,379,974

Onondaga County, 4.00%, 6/1/31	2,575	3,001,961

Onondaga County, 4.00%, 6/1/32	2,120	2,464,373

Onondaga County, 4.00%, 6/1/33	2,720	3,155,526

Onondaga County, 4.00%, 6/1/34	2,745	3,177,392

Valley Stream, 2.25%, 5/15/27	250	227,290

Valley Stream, 2.375%, 5/15/28	255	230,762

Valley Stream Central High School District, 4.00%, 6/15/29	500	597,860

Valley Stream Central High School District, 4.00%, 6/15/31	810	959,445

Valley Stream Central High School District, 4.00%, 6/15/32	765	901,981

Valley Stream Central High School District, 4.00%, 6/15/33	875	1,028,002

Valley Stream Central High School District, 4.00%, 6/15/34	685	801,614

Westchester County, 4.00%, 1/15/31	300	355,110

24	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)

Westchester County, 4.00%, 1/15/32	$200	$235,618

Westchester County, 4.00%, 1/15/33	100	117,358

Westchester County, 4.00%, 1/15/34	215	251,634

Westchester County, 4.00%, 1/15/35	305	355,569

Westchester County, 4.00%, 1/15/36	350	406,539

Westchester County, 4.00%, 1/15/37	400	463,132

Westchester County, 4.00%, 1/15/38	520	599,903

Westchester County, 4.00%, 1/15/39	480	552,307

Westchester County, 4.00%, 1/15/40	495	568,087

		$45,903,289

Hospital — 6.6%

Jefferson County Civic Facility Development Corp., (Samaritan Medical Center), 5.00%, 11/1/37	$1,615	$1,889,631

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/38	975	1,088,363

New York Dormitory Authority, (Catholic Health System Obligated Group), 4.00%, 7/1/39	1,155	1,286,069

New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 4.00%, 7/1/47	5,000	5,588,000

New York Dormitory Authority, (Mount Sinai Hospital), 5.00%, 7/1/26	2,500	2,567,750

New York Dormitory Authority, (NYU Hospitals Center), 5.00%, 7/1/30	3,480	4,042,612

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/21(2)	500	532,495

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/30(2)	4,500	5,381,460

New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/32(2)	2,200	2,614,348

Suffolk County Economic Development Corp., (Catholic Health Services of Long Island Obligated Group), 5.00%, 7/1/28	2,190	2,327,729

		$27,318,457

Housing — 1.9%

Albany Capital Resource Corp., (Empire Commons Student Housing, Inc.), 5.00%, 5/1/28	$300	$365,139

Albany Capital Resource Corp., (Empire Commons Student Housing, Inc.), 5.00%, 5/1/29	1,040	1,263,434

Albany Capital Resource Corp., (Empire Commons Student Housing, Inc.), 5.00%, 5/1/30	635	768,833

Albany Capital Resource Corp., (Empire Commons Student Housing, Inc.), 5.00%, 5/1/31	450	543,276

Albany Capital Resource Corp., (Empire Commons Student Housing, Inc.), 5.00%, 5/1/32	1,095	1,315,172

New York Mortgage Agency, 3.65%, 4/1/32	1,000	1,083,580

Security	Principal Amount (000’s omitted)	Value

Housing (continued)

Westchester County Local Development Corp., (Purchase Housing Corp. II), 5.00%, 6/1/27	$185	$225,617

Westchester County Local Development Corp., (Purchase Housing Corp. II), 5.00%, 6/1/28	350	426,685

Westchester County Local Development Corp., (Purchase Housing Corp. II), 5.00%, 6/1/29	160	194,870

Westchester County Local Development Corp., (Purchase Housing Corp. II), 5.00%, 6/1/42	1,250	1,458,812

		$7,645,418

Industrial Development Revenue — 4.9%

New York Energy Research and Development Authority, (New York Electric and Gas Corp.), 2.00% to 5/1/20 (Put Date), 6/1/29	$6,000	$6,016,680

New York Energy Research and Development Authority, (Rochester Gas and Electric Corp.), 2.875% to 7/1/25 (Put Date), 5/15/32	3,845	4,127,761

New York Liberty Development Corp., (Bank of America Tower at One Bryant Park), 2.45%, 9/15/69(1)	1,400	1,428,882

New York Liberty Development Corp., (Bank of America Tower at One Bryant Park), 2.625%, 9/15/69(1)	470	477,826

New York State Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.75% to 12/2/19 (Put Date), 12/1/44(2)	4,020	4,033,145

Niagara Area Development Corp., (Covanta), (AMT), 4.75%, 11/1/42(2)	4,000	4,238,880

		$20,323,174

Insured – Education — 2.2%

New York Dormitory Authority, (City University), (AMBAC), 5.50%, 7/1/35	$6,600	$9,104,370

		$9,104,370

Insured – Escrowed / Prerefunded — 2.4%

New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), (NPFG), Escrowed to Maturity, 0.00%, 7/1/30	$11,530	$9,746,194

		$9,746,194

Insured – General Obligations — 3.3%

East Ramapo Central School District, (AGM), 4.00%, 12/15/28	$1,670	$1,947,404

East Ramapo Central School District, (AGM), 5.00%, 12/15/25	1,460	1,767,432

East Ramapo Central School District, (AGM), 5.00%, 12/15/26	1,530	1,894,828

25	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)

Nassau County, (AGM), 5.00%, 4/1/46	$3,000	$3,698,610

Oyster Bay, (AGM), 4.00%, 8/1/28	1,995	2,124,815

Rockland County, (AGM), 5.00%, 9/1/26	1,920	2,380,550

		$13,813,639

Insured – Other Revenue — 0.3%

New York City Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/31	$1,690	$1,286,884

		$1,286,884

Insured – Solid Waste — 0.6%

Onondaga County Resource Recovery Agency, (AGM), (AMT), 5.00%, 5/1/30	$275	$335,541

Onondaga County Resource Recovery Agency, (AGM), (AMT), 5.00%, 5/1/31	350	425,117

Onondaga County Resource Recovery Agency, (AGM), (AMT), 5.00%, 5/1/32	450	544,464

Onondaga County Resource Recovery Agency, (AGM), (AMT), 5.00%, 5/1/33	475	573,045

Onondaga County Resource Recovery Agency, (AGM), (AMT), 5.00%, 5/1/34	500	601,395

		$2,479,562

Insured – Transportation — 1.2%

Metropolitan Transportation Authority, Green Bonds, (AGM), 5.00%, 11/15/44	$4,000	$4,873,240

		$4,873,240

Lease Revenue / Certificates of Participation — 3.4%

Hudson Yards Infrastructure Corp., 5.00%, 2/15/37	$2,420	$2,942,285

Hudson Yards Infrastructure Corp., 5.00%, 2/15/38	2,150	2,606,703

Hudson Yards Infrastructure Corp., 5.00%, 2/15/42	5,000	6,012,800

New York State Urban Development Corp., 5.70%, 4/1/20	2,440	2,491,679

		$14,053,467

Other Revenue — 8.7%

Battery Park City Authority, 5.00%, 11/1/38	$2,495	$3,228,181

Battery Park City Authority, 5.00%, 11/1/39	5,000	6,447,700

Battery Park City Authority, Sustainability Bonds, 4.00%, 11/1/44	5,000	5,795,900

Build NYC Resource Corp., (Children’s Aid Society), 4.00%, 7/1/36	125	143,758

Build NYC Resource Corp., (Children’s Aid Society), 4.00%, 7/1/37	165	189,169

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)

Build NYC Resource Corp., (Children’s Aid Society), 4.00%, 7/1/38	$150	$171,318

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/20	500	521,825

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/21	350	378,490

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/22	645	720,800

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/29	170	225,614

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/30	300	396,732

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/31	300	394,569

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/32	300	392,877

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/33	300	391,548

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/34	300	389,871

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/35	675	874,483

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/36	650	839,462

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/37	1,500	1,929,375

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/38	675	865,984

New York City Cultural Resources Trust, (Carnegie Hall), 5.00%, 12/1/39	425	543,873

New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/37	575	714,144

New York City Transitional Finance Authority, (Building Aid), 5.00%, 7/15/43	4,205	4,941,674

New York Liberty Development Corp., (7 World Trade Center), 5.00%, 9/15/32	5,000	5,433,850

		$35,931,197

Senior Living / Life Care — 2.7%

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/30	$650	$766,591

Brookhaven Local Development Corp., (Jefferson’s Ferry), 5.25%, 11/1/31	650	765,362

Buffalo and Erie County Industrial Land Development Corp., (Orchard Park CCRC, Inc.), 5.00%, 11/15/37	4,500	5,074,650

Suffolk County Economic Development Corp., (Peconic Landing at Southold, Inc.), 6.00%, 12/1/40	2,395	2,495,542

Tompkins County Development Corp., (Kendal at Ithaca), 5.00%, 7/1/34	100	109,899

26	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)

Westchester County Local Development Corp., (Kendal on Hudson), 5.00%, 1/1/34	$1,000	$1,070,080

Westchester County Local Development Corp., (Miriam Osborn Memorial Home Association), 5.00%, 7/1/27	270	321,108

Westchester County Local Development Corp., (Miriam Osborn Memorial Home Association), 5.00%, 7/1/28	390	463,741

Westchester County Local Development Corp., (Miriam Osborn Memorial Home Association), 5.00%, 7/1/29	250	296,805

		$11,363,778

Special Tax Revenue — 13.4%

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 5/1/37	$2,500	$2,824,925

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 8/1/37	1,320	1,486,214

New York City Transitional Finance Authority, Future Tax Revenue, 4.00%, 11/1/38	4,245	4,890,155

New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 5/1/36	1,605	1,609,526

New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 2/1/39	2,000	2,367,200

New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 5/1/39	2,160	2,607,833

New York City Transitional Finance Authority, Future Tax Revenue, 5.00%, 11/1/39	5,000	5,184,750

New York Convention Center Development Corp., Hotel Unit Fee, 0.00%, 11/15/28	175	144,657

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/33	725	761,866

New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/43	1,500	1,859,490

New York Dormitory Authority, Personal Income Tax Revenue, Series 2013A, 5.00%, 2/15/43	4,715	5,265,288

New York Dormitory Authority, Personal Income Tax Revenue, Series 2016A, 5.00%, 2/15/43	5,000	5,933,950

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/29	3,595	4,575,284

New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/36	1,960	2,360,448

New York Dormitory Authority, Sales Tax Revenue, (AMT), 5.00%, 3/15/33	1,390	1,745,451

Sales Tax Asset Receivable Corp., 5.00%, 10/15/27	5,000	5,900,750

Sales Tax Asset Receivable Corp., 5.00%, 10/15/28	5,000	5,892,750

		$55,410,537

Transportation — 15.4%

Buffalo and Fort Erie Public Bridge Authority, 5.00%, 1/1/37	$200	$238,110

Metropolitan Transportation Authority, 5.00%, 11/15/35	550	660,473

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)

Metropolitan Transportation Authority, Green Bonds, 0.00%, 11/15/32	$575	$414,880

Metropolitan Transportation Authority, Green Bonds, 0.00%, 11/15/33	4,525	3,158,133

Metropolitan Transportation Authority, Green Bonds, 5.00%, 11/15/38	5,525	6,892,714

Nassau County Bridge Authority, 5.00%, 10/1/40	1,915	1,982,102

New York Thruway Authority, 5.00%, 1/1/37	1,645	2,041,560

New York Thruway Authority, 5.00%, 1/1/41	1,725	2,021,320

New York Thruway Authority, Series 2016A, 5.00%, 1/1/33	3,125	3,720,031

New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), (AMT), 5.00%, 7/1/41	8,100	9,008,172

Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/26	1,210	1,373,870

Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/28	525	647,168

Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/29	275	344,729

Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/30	460	573,151

Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/31	180	223,216

Port Authority of New York and New Jersey, 5.00%, 10/15/41	900	1,061,802

Port Authority of New York and New Jersey, 6.125%, 6/1/94	2,500	3,011,925

Port Authority of New York and New Jersey, (AMT), 4.00%, 7/15/31	6,855	7,362,750

Port Authority of New York and New Jersey, (AMT), 5.00%, 10/15/35	1,520	1,838,714

Port Authority of New York and New Jersey, (AMT), 5.00%, 11/15/37	1,250	1,518,287

Port Authority of New York and New Jersey, (AMT), 5.00%, 11/15/47	3,705	4,424,622

Triborough Bridge and Tunnel Authority, 5.00%, 11/15/37	9,265	11,308,303

		$63,826,032

Water and Sewer — 5.3%

New York City Municipal Water Finance Authority, (Water and Sewer System), 4.00%, 6/15/36	$7,285	$8,492,052

New York City Municipal Water Finance Authority, (Water and Sewer System), 4.00%, 6/15/37	1,000	1,158,330

New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/35	2,680	3,216,402

New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/39	1,395	1,639,320

New York City Municipal Water Finance Authority, (Water and Sewer System), (SPA: Bank of Montreal), 1.72%, 6/15/38(3)	3,540	3,540,000

27	See Notes to Financial Statements.

Eaton Vance

New York Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Water and Sewer (continued)

New York City Municipal Water Finance Authority, (Water and Sewer System), (SPA: Bank of Montreal), Series AA, 1.75%, 6/15/49(3)	$2,300	$2,300,000

New York City Municipal Water Finance Authority, (Water and Sewer System), (SPA: Bank of Montreal), Series BB, 1.75%, 6/15/49(3)	1,500	1,500,000

		$21,846,104

Total Tax-Exempt Investments — 98.7% (identified cost $386,007,351)		$407,889,256

Miscellaneous — 0.3%
Security	Units	Value

Real Estate — 0.3%

CMS Liquidating Trust(2)(4)(5)	400	$1,173,735

Total Miscellaneous — 0.3% (identified cost $1,280,000)		$1,173,735

Total Investments — 99.0% (identified cost $387,287,351)		$409,062,991

Other Assets, Less Liabilities — 1.0%		$4,089,439

Net Assets — 100.0%		$413,152,430

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 10.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 5.2% of total investments.

(1)	When-issued security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2019, the aggregate value of these securities is $17,974,063 or 4.4% of the Fund’s net assets.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarketing agent and represents the rate in effect at September 30, 2019.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(5)	Non-income producing.

Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

NPFG	–	National Public Finance Guarantee Corp.

SPA	–	Standby Bond Purchase Agreement

28	See Notes to Financial Statements.

Eaton Vance

Ohio Municipal Income Fund

September 30, 2019

Portfolio of Investments

Tax-Exempt Investments — 103.8%
Security	Principal Amount (000’s omitted)	Value

Bond Bank — 6.1%

Ohio Water Development Authority, 4.00%, 6/1/36	$1,500	$1,676,176

Ohio Water Development Authority, 5.00%, 12/1/35	2,000	2,412,120

Ohio Water Development Authority, Water Pollution Control Loan Fund, 1.80%, (SIFMA + 0.22%), 12/1/20(1)	1,700	1,700,068

Ohio Water Development Authority, Water Pollution Control Loan Fund, (Water Quality), 5.25%, 6/1/20	1,000	1,026,410

Rickenbacker Port Authority, (OASBO Expanded Asset Pooled Financing Program), 5.375%, 1/1/32	2,555	3,228,012

		$10,042,786

Education — 9.3%

Kent State University, 5.00%, 5/1/30	$1,185	$1,436,398

Ohio Higher Educational Facility Commission, (Case Western Reserve University), 5.00%, 12/1/26	350	435,502

Ohio Higher Educational Facility Commission, (Case Western Reserve University), 5.00%, 12/1/27	300	372,501

Ohio Higher Educational Facility Commission, (Case Western Reserve University), 5.00%, 12/1/40	1,000	1,190,980

Ohio Higher Educational Facility Commission, (Case Western Reserve University), 6.50%, 10/1/20	110	112,774

Ohio Higher Educational Facility Commission, (Denison University), 5.25%, 11/1/46	1,355	1,651,406

Ohio Higher Educational Facility Commission, (Oberlin College), 5.00%, 10/1/33	2,000	2,238,960

Ohio Higher Educational Facility Commission, (Oberlin College), 5.00%, 10/1/38	910	1,012,420

Ohio Higher Educational Facility Commission, (The College of Wooster), 5.00%, 9/1/36	1,000	1,234,590

Ohio Higher Educational Facility Commission, (University of Dayton), 5.00%, 12/1/32	550	637,142

Ohio State University, 5.00%, 12/1/29	1,060	1,404,415

Ohio University, 5.00%, 12/1/35	500	605,120

University of Cincinnati, 5.00%, 6/1/34	585	703,416

University of Cincinnati, 5.00%, 6/1/45	2,000	2,405,860

		$15,441,484

Electric Utilities — 2.4%

American Municipal Power, Inc., (Greenup Hydroelectric Facility), 5.00%, 2/15/46	$1,000	$1,154,660

American Municipal Power, Inc., (Meldahl Hydroelectric), 4.00%, 2/15/34	2,005	2,204,077

American Municipal Power, Inc., (Meldahl Hydroelectric), 5.00%, 2/15/33	595	700,053

		$4,058,790

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded — 2.0%

Cleveland, Income Tax Revenue, (Bridges and Roadways Improvements), Prerefunded to 10/1/22, 5.00%, 10/1/32	$500	$555,300

Lakewood City School District, Prerefunded to 11/1/22, 5.00%, 11/1/36	1,030	1,147,018

Ohio Higher Educational Facility Commission, (Summa Health System), Prerefunded to 5/15/20, 5.75%, 11/15/40	1,495	1,535,231

Ohio State University, Escrowed to Maturity, 5.00%, 12/1/29	45	59,945

		$3,297,494

General Obligations — 5.2%

Butler County, Special Tax Assessment, 5.50%, 12/1/28	$1,000	$1,003,380

Columbus City School District, 5.00%, 12/1/30	1,500	1,826,700

Cuyahoga Community College District, 3.50%, 12/1/39	1,400	1,478,148

Highland Local School District, 5.00%, 12/1/37	540	600,204

Highland Local School District, 5.00%, 12/1/39	1,100	1,220,571

Northwest Local School District, 5.00%, 12/1/40	500	565,520

Ohio, 5.00%, 5/1/33	1,500	1,854,705

		$8,549,228

Hospital — 19.2%

Akron, Bath and Copley Joint Township Hospital District, (Children’s Hospital Medical Center of Akron), 5.00%, 11/15/32	$2,450	$2,640,561

Akron, Bath and Copley Joint Township Hospital District, (Children’s Hospital Medical Center of Akron), 5.00%, 11/15/38	1,155	1,266,550

Allen County, (Mercy Health), 4.00%, 8/1/47(2)	5,150	5,581,158

Bluffton, (Blanchard Valley Health System), 5.00%, 12/1/31	750	905,318

Butler County, (UC Health), 4.00%, 11/15/37	920	1,015,165

Butler County, (UC Health), 5.00%, 11/15/28	590	727,051

Butler County, (Kettering Health Network Obligated Group), 5.25%, 4/1/31	2,500	2,620,825

Franklin County, (Nationwide Children’s Hospital), 5.00%, 11/1/34	750	912,015

Franklin County, (OhioHealth Corp.), 5.00%, 5/15/40	1,200	1,380,348

Franklin County, (Trinity Health Credit Group), 5.00%, 12/1/46	2,000	2,364,580

Miami County, (Kettering Health Network Obligated Group), 5.00%, 8/1/38	1,000	1,204,730

Muskingum County, (Genesis HealthCare System Obligated Group), 5.00%, 2/15/33	460	497,384

Ohio Higher Educational Facility Commission, (Summa Health System), 5.75%, 11/15/40	870	891,976

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/27	1,500	1,657,815

Ohio Higher Educational Facility Commission, (University Hospitals Health System, Inc.), 5.00%, 1/15/29	450	495,369

29	See Notes to Financial Statements.

Eaton Vance

Ohio Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)

Ohio, (Cleveland Clinic Health System), 4.00%, 1/1/43	$2,210	$2,468,570

Ohio, (Cleveland Clinic Health System), (SPA: U.S. Bank, N.A.), 1.75%, 1/1/52(3)	4,000	4,000,000

Ohio, (Cleveland Clinic Health System), (SPA: Wells Fargo Bank, N.A.), 1.72%, 1/1/39(3)	1,000	1,000,000

Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/24	215	238,407

		$31,867,822

Housing — 0.5%

Ohio Housing Finance Agency, 3.00%, 9/1/39	$750	$768,622

		$768,622

Industrial Development Revenue — 2.5%

Cleveland, (Continental Airlines), (AMT), 5.375%, 9/15/27	$2,380	$2,386,950

Ohio Air Quality Development Authority, (Pratt Paper, LLC), (AMT), 4.25%, 1/15/38(4)	1,700	1,840,539

		$4,227,489

Insured – Electric Utilities — 8.3%

Cleveland, Public Power System Revenue, (AGM), 5.00%, 11/15/24	$1,500	$1,754,175

Cleveland, Public Power System Revenue, (NPFG), 0.00%, 11/15/27	2,540	2,122,094

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/26	3,000	2,637,420

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/27	2,500	2,144,325

Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/28	4,750	3,967,058

Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/34	1,005	1,090,304

		$13,715,376

Insured – General Obligations — 21.3%

Cincinnati City School District, (AGM), (FGIC), 5.25%, 12/1/29(2)	$7,500	$10,062,600

Cleveland, (AMBAC), 5.50%, 10/1/23	2,105	2,444,452

Kettering City School District, (AGM), 5.25%, 12/1/31	4,505	5,768,518

Mason City School District, (AGM), 5.25%, 12/1/31	3,525	4,701,257

Springboro Community City School District, (AGM), 5.25%, 12/1/30	5,000	6,591,300

Westerville City School District, (XLCA), 5.00%, 12/1/27	4,590	5,748,011

		$35,316,138

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 1.1%

Lucas County, (ProMedica Healthcare Obligated Group), (AGM), 4.00%, 11/15/45	$1,725	$1,828,207

		$1,828,207

Insured – Transportation — 7.5%

Cleveland, Airport System Revenue, (AGM), (AMT), 5.00%, 1/1/43	$1,000	$1,193,920

Cleveland, Airport System Revenue, (AGM), Prerefunded to 1/1/22, 5.00%, 1/1/30	1,170	1,265,004

Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/35	1,500	1,717,845

Ohio Turnpike Commission, (NPFG), 5.50%, 2/15/24	5,000	5,683,550

Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/41	2,250	2,528,865

		$12,389,184

Insured – Water and Sewer — 2.6%

Newark, Water System Revenue, (AGM), 5.00%, 12/1/39	$3,680	$4,385,640

		$4,385,640

Other Revenue — 3.8%

Cuyahoga County, (Cleveland Orchestra), 5.00%, 1/1/33	$400	$502,680

Cuyahoga County, (Cleveland Orchestra), 5.00%, 1/1/34	300	376,053

Cuyahoga County, (Cleveland Orchestra), 5.00%, 1/1/35	500	624,690

Cuyahoga County, (Cleveland Orchestra), 5.00%, 1/1/41	725	890,380

Riversouth Authority, (Lazarus Building Redevelopment), 5.75%, 12/1/27	2,360	2,366,301

Summit County Port Authority, 5.00%, 12/1/31	1,410	1,560,856

		$6,320,960

Senior Living / Life Care — 1.0%

Lorain County Port Authority, (Kendal at Oberlin), 5.00%, 11/15/30	$580	$646,886

Warren County, (Otterbein Homes Obligated Group), 5.75%, 7/1/33	905	1,033,908

		$1,680,794

Special Tax Revenue — 5.6%

Cleveland, Income Tax Revenue, (Parks and Recreation Facilities Improvements), 5.00%, 10/1/35	$1,000	$1,092,940

Cuyahoga County, Sales Tax Revenue, 5.00%, 12/1/35	1,000	1,166,000

Delaware County, Sales Tax Revenue, 5.00%, 12/1/28	2,000	2,389,360

Franklin County Convention Facilities Authority, 5.00%, 12/1/26	1,000	1,174,170

Franklin County, Sales Tax Revenue, 5.00%, 6/1/43	1,000	1,233,480

30	See Notes to Financial Statements.

Eaton Vance

Ohio Municipal Income Fund

September 30, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)

Greater Cleveland Regional Transit Authority, Sales Tax Revenue, 5.00%, 12/1/31	$435	$533,636

Green, Income Tax Revenue, (Community Learning Centers), 5.00%, 12/1/26	570	636,234

Green, Income Tax Revenue, (Community Learning Centers), 5.00%, 12/1/28	940	1,047,057

		$9,272,877

Transportation — 0.5%

Cleveland, Airport System Revenue, (AMT), 5.00%, 1/1/27(5)	$625	$756,650

		$756,650

Water and Sewer — 4.9%

Cleveland, Water Pollution Control Revenue, 5.00%, 11/15/41	$945	$1,099,744

Columbus, Sewerage System Revenue, 5.00%, 6/1/30	1,500	1,835,280

Lancaster, Wastewater System Revenue, 4.00%, 12/1/33	1,265	1,402,075

Northeast Ohio Regional Sewer District, 5.00%, 11/15/44	1,255	1,443,990

Toledo, Water System Revenue, 5.00%, 11/15/41	2,000	2,375,640

		$8,156,729

Total Tax-Exempt Investments — 103.8% (identified cost $154,767,927)		$172,076,270

Other Assets, Less Liabilities — (3.8)%		$(6,260,543)

Net Assets — 100.0%		$165,815,727

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. At September 30, 2019, 39.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 22.8% of total investments.

(1)	Floating rate security. The stated interest rate represents the rate in effect at September 30, 2019.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the same or next business day. The stated interest rate, which generally resets daily, is determined by the remarking agent and represents the rate in effect at September 30, 2019.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2019, the aggregate value of these securities is $1,840,539 or 1.1% of the Fund’s net assets.

(5)	When-issued security.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation

Interest Rate Futures

U.S. Long Treasury Bond	30	Short	12/19/19	$(4,869,375)	$105,881

					$105,881
Abbreviations:

AGC	–	Assured Guaranty Corp.

AGM	–	Assured Guaranty Municipal Corp.

AMBAC	–	AMBAC Financial Group, Inc.

AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC	–	Financial Guaranty Insurance Company

NPFG	–	National Public Finance Guarantee Corp.

SIFMA	–	Securities Industry and Financial Markets Association Municipal Swap Index

SPA	–	Standby Bond Purchase Agreement

XLCA	–	XL Capital Assurance, Inc.

31	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Statements of Assets and Liabilities

	September 30, 2019
Assets	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Investments —

Identified cost	$335,798,287	$154,813,265	$387,287,351	$154,767,927

Unrealized appreciation	16,345,636	14,567,095	21,775,640	17,308,343

Investments, at value	$352,143,923	$169,380,360	$409,062,991	$172,076,270

Cash	$168,510	$2,695,681	$5,360,728	$1,707,407

Deposits for derivatives collateral — financial futures contracts	—	—	—	90,000

Interest receivable	3,375,058	1,657,269	4,484,826	2,099,499

Receivable for investments sold	4,133,522	—	2,886,223	100,000

Receivable for Fund shares sold	676,171	35,110	108,147	145,909

Receivable for variation margin on open financial futures contracts	—	—	—	940

Total assets	$360,497,184	$173,768,420	$421,902,915	$176,220,025

Liabilities

Payable for floating rate notes issued	$2,310,308	$3,678,056	$—	$9,180,308

Payable for when-issued securities	8,359,681	—	7,948,468	750,469

Payable for Fund shares redeemed	315,834	194,930	306,714	193,718

Distributions payable	77,949	73,814	122,779	53,399

Payable to affiliates:

Investment adviser fee	109,732	49,120	125,650	49,188

Distribution and service fees	48,269	25,171	71,069	27,466

Interest expense and fees payable	17,847	6,854	—	52,322

Accrued expenses	145,831	106,074	175,805	97,428

Total liabilities	$11,385,451	$4,134,019	$8,750,485	$10,404,298

Net Assets	$349,111,733	$169,634,401	$413,152,430	$165,815,727

Sources of Net Assets

Paid-in capital	$331,475,337	$155,422,739	$390,876,615	$157,926,355

Distributable earnings	17,636,396	14,211,662	22,275,815	7,889,372

Net Assets	$349,111,733	$169,634,401	$413,152,430	$165,815,727

Class A Shares

Net Assets	$126,380,511	$93,287,954	$235,528,060	$102,650,664

Shares Outstanding	11,702,823	10,385,707	22,681,935	11,149,116

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.80	$8.98	$10.38	$9.21

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$11.34	$9.43	$10.90	$9.67

Class C Shares

Net Assets	$27,616,444	$12,517,627	$40,711,032	$13,232,758

Shares Outstanding	2,765,351	1,393,152	3,918,847	1,437,977

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.99	$8.99	$10.39	$9.20

Class I Shares

Net Assets	$195,114,778	$63,828,820	$136,913,338	$49,932,305

Shares Outstanding	18,057,431	7,108,556	13,188,755	5,419,849

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.81	$8.98	$10.38	$9.21

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

32	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Statements of Operations

	Year Ended September 30, 2019
Investment Income	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Interest	$9,327,523	$5,619,312	$13,280,801	$6,051,179

Total investment income	$9,327,523	$5,619,312	$13,280,801	$6,051,179

Expenses

Investment adviser fee	$1,134,378	$549,148	$1,498,822	$553,884

Distribution and service fees

Class A	288,535	180,868	453,065	198,016

Class C	248,115	122,429	439,083	140,801

Trustees’ fees and expenses	15,479	8,648	21,040	8,500

Custodian fee	77,073	49,214	103,157	48,941

Transfer and dividend disbursing agent fees	85,806	62,953	151,604	67,782

Legal and accounting services	68,801	62,110	76,155	56,596

Printing and postage	19,492	14,053	28,021	16,713

Registration fees	1,675	8,447	4,726	3,984

Interest expense and fees	126,502	83,862	148,134	207,566

Miscellaneous	53,528	27,844	55,771	29,481

Total expenses	$2,119,384	$1,169,576	$2,979,578	$1,332,264

Net investment income	$7,208,139	$4,449,736	$10,301,223	$4,718,915

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$3,344,446	$347,665	$10,837,020	$539,582

Financial futures contracts	—	(1,133,555)	(2,901,909)	(1,340,618)

Net realized gain (loss)	$3,344,446	$(785,890)	$7,935,111	$(801,036)

Change in unrealized appreciation (depreciation) —

Investments	$13,217,445	$7,638,778	$15,103,350	$9,345,060

Financial futures contracts	—	(167,709)	(429,336)	(78,599)

Net change in unrealized appreciation (depreciation)	$13,217,445	$7,471,069	$14,674,014	$9,266,461

Net realized and unrealized gain	$16,561,891	$6,685,179	$22,609,125	$8,465,425

Net increase in net assets from operations	$23,770,030	$11,134,915	$32,910,348	$13,184,340

33	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Statements of Changes in Net Assets

	Year Ended September 30, 2019
Increase (Decrease) in Net Assets	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

From operations —

Net investment income	$7,208,139	$4,449,736	$10,301,223	$4,718,915

Net realized gain (loss)	3,344,446	(785,890)	7,935,111	(801,036)

Net change in unrealized appreciation (depreciation)	13,217,445	7,471,069	14,674,014	9,266,461

Net increase in net assets from operations	$23,770,030	$11,134,915	$32,910,348	$13,184,340

Distributions to shareholders —

Class A	$(2,845,527)	$(2,617,786)	$(5,962,314)	$(3,010,485)

Class C	(425,085)	(276,851)	(880,601)	(341,351)

Class I	(3,923,470)	(1,594,256)	(3,446,566)	(1,305,694)

Total distributions to shareholders	$(7,194,082)	$(4,488,893)	$(10,289,481)	$(4,657,530)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$26,840,390	$7,074,567	$23,062,535	$9,752,025

Class C	10,061,657	2,222,218	4,180,859	1,911,311

Class I	99,897,563	29,335,870	46,049,651	21,187,385

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,368,563	2,152,136	5,203,569	2,599,469

Class C	372,221	226,796	703,105	281,723

Class I	3,506,320	1,336,234	2,769,963	1,105,526

Cost of shares redeemed

Class A	(19,531,208)	(11,681,230)	(33,788,717)	(17,580,758)

Class C	(5,773,211)	(1,658,955)	(13,591,392)	(4,326,972)

Class I	(33,787,892)	(9,762,738)	(41,886,708)	(10,289,119)

Net asset value of shares converted

Class A	2,858,162	3,645,073	8,952,777	4,624,174

Class C	(2,858,162)	(3,645,073)	(8,952,777)	(4,624,174)

Net increase (decrease) in net assets from Fund share transactions	$83,954,403	$19,244,898	$(7,297,135)	$4,640,590

Net increase in net assets	$100,530,351	$25,890,920	$15,323,732	$13,167,400

Net Assets

At beginning of year	$248,581,382	$143,743,481	$397,828,698	$152,648,327

At end of year	$349,111,733	$169,634,401	$413,152,430	$165,815,727

34	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2018
Increase (Decrease) in Net Assets	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

From operations —

Net investment income	$6,742,847	$4,558,959	$11,805,202	$4,995,884

Net realized gain	2,206,400	3,094,212	6,743,389	1,096,097

Net change in unrealized appreciation (depreciation)	(7,420,882)	(7,793,557)	(19,897,592)	(6,825,064)

Net increase (decrease) in net assets from operations	$1,528,365	$(140,386)	$(1,349,001)	$(733,083)

Distributions to shareholders —

Class A	$(3,013,590)	$(2,959,978)	$(6,653,133)	$(3,294,370)

Class C	(485,446)	(404,158)	(1,297,368)	(505,143)

Class I	(3,244,322)	(1,379,044)	(3,830,117)	(1,135,170)

Total distributions to shareholders	$(6,743,358)	$(4,743,180)	$(11,780,618)	$(4,934,683)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$12,280,171	$3,555,230	$15,552,774	$6,773,006

Class C	3,210,719	1,531,574	4,241,493	2,642,369

Class I	39,067,238	13,471,402	40,578,182	12,189,449

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,509,191	2,463,443	5,721,590	2,787,395

Class C	422,135	329,011	1,047,284	427,522

Class I	2,805,557	1,104,872	3,039,413	900,087

Cost of shares redeemed

Class A	(30,080,999)	(14,729,507)	(42,253,399)	(22,414,432)

Class C	(8,667,428)	(5,687,396)	(14,283,135)	(5,341,493)

Class I	(41,327,858)	(18,116,073)	(43,096,872)	(8,225,952)

Net decrease in net assets from Fund share transactions	$(19,781,274)	$(16,077,444)	$(29,452,670)	$(10,262,049)

Net decrease in net assets	$(24,996,267)	$(20,961,010)	$(42,582,289)	$(15,929,815)

Net Assets

At beginning of year	$273,577,649	$164,704,491	$440,410,987	$168,578,142

At end of year	$248,581,382	$143,743,481	$397,828,698	$152,648,327

35	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights

	California Opportunities Fund — Class A

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$10.210	$10.410	$10.740	$10.250	$10.230

Income (Loss) From Operations

Net investment income(1)	$0.258	$0.263	$0.262	$0.302	$0.377

Net realized and unrealized gain (loss)	0.590	(0.200)	(0.332)	0.491	0.018

Total income (loss) from operations	$0.848	$0.063	$(0.070)	$0.793	$0.395

Less Distributions

From net investment income	$(0.258)	$(0.263)	$(0.260)	$(0.303)	$(0.375)

Total distributions	$(0.258)	$(0.263)	$(0.260)	$(0.303)	$(0.375)

Net asset value — End of year	$10.800	$10.210	$10.410	$10.740	$10.250

Total Return(2)	8.52%	0.52%	(0.60)%	7.83%	3.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$126,381	$107,204	$124,821	$148,675	$122,727

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.76%	0.77%	0.77%	0.78%	0.84%

Interest and fee expense(4)	0.04%	0.07%	0.05%	0.04%	0.04%

Total expenses(3)	0.80%	0.84%	0.82%	0.82%	0.88%

Net investment income	2.47%	2.56%	2.53%	2.86%	3.68%

Portfolio Turnover	235%	293%	146%	219%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

36	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	California Opportunities Fund — Class C

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.440	$9.620	$9.930	$9.480	$9.460

Income (Loss) From Operations

Net investment income(1)	$0.166	$0.172	$0.170	$0.198	$0.277

Net realized and unrealized gain (loss)	0.550	(0.180)	(0.311)	0.459	0.019

Total income (loss) from operations	$0.716	$(0.008)	$(0.141)	$0.657	$0.296

Less Distributions

From net investment income	$(0.166)	$(0.172)	$(0.169)	$(0.207)	$(0.276)

Total distributions	$(0.166)	$(0.172)	$(0.169)	$(0.207)	$(0.276)

Net asset value — End of year	$9.990	$9.440	$9.620	$9.930	$9.480

Total Return(2)	7.66%	(0.08)%	(1.40)%	6.98%	3.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$27,616	$24,437	$30,020	$35,006	$15,343

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.51%	1.52%	1.52%	1.53%	1.59%

Interest and fee expense(4)	0.04%	0.07%	0.05%	0.04%	0.04%

Total expenses(3)	1.55%	1.59%	1.57%	1.57%	1.63%

Net investment income	1.72%	1.80%	1.78%	2.02%	2.92%

Portfolio Turnover	235%	293%	146%	219%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

37	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	California Opportunities Fund — Class I

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$10.210	$10.420	$10.750	$10.260	$10.240

Income (Loss) From Operations

Net investment income(1)	$0.282	$0.289	$0.287	$0.312	$0.403

Net realized and unrealized gain (loss)	0.602	(0.210)	(0.331)	0.507	0.018

Total income (loss) from operations	$0.884	$0.079	$(0.044)	$0.819	$0.421

Less Distributions

From net investment income	$(0.284)	$(0.289)	$(0.286)	$(0.329)	$(0.401)

Total distributions	$(0.284)	$(0.289)	$(0.286)	$(0.329)	$(0.401)

Net asset value — End of year	$10.810	$10.210	$10.420	$10.750	$10.260

Total Return(2)	8.79%	0.77%	(0.35)%	8.09%	4.18%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$195,115	$116,940	$118,737	$109,169	$21,945

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.51%	0.51%	0.52%	0.52%	0.59%

Interest and fee expense(4)	0.04%	0.07%	0.05%	0.04%	0.04%

Total expenses(3)	0.55%	0.58%	0.57%	0.56%	0.63%

Net investment income	2.68%	2.80%	2.77%	2.93%	3.92%

Portfolio Turnover	235%	293%	146%	219%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

38	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	Massachusetts Fund — Class A

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.600	$8.890	$9.180	$9.030	$9.120

Income (Loss) From Operations

Net investment income(1)	$0.252	$0.265	$0.285	$0.304	$0.322

Net realized and unrealized gain (loss)	0.382	(0.280)	(0.292)	0.160	(0.088)

Total income (loss) from operations	$0.634	$(0.015)	$(0.007)	$0.464	$0.234

Less Distributions

From net investment income	$(0.254)	$(0.275)	$(0.283)	$(0.314)	$(0.324)

Total distributions	$(0.254)	$(0.275)	$(0.283)	$(0.314)	$(0.324)

Net asset value — End of year	$8.980	$8.600	$8.890	$9.180	$9.030

Total Return(2)	7.48%	(0.17)%	(0.02)%	5.20%	2.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$93,288	$88,205	$99,934	$116,883	$109,990

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.71%	0.72%	0.70%	0.72%	0.72%

Interest and fee expense(4)	0.05%	0.05%	0.06%	0.06%	0.05%

Total expenses(3)	0.76%	0.77%	0.76%	0.78%	0.77%

Net investment income	2.87%	3.03%	3.21%	3.31%	3.54%

Portfolio Turnover	49%	41%	28%	17%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

39	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	Massachusetts Fund — Class C

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.610	$8.890	$9.190	$9.040	$9.120

Income (Loss) From Operations

Net investment income(1)	$0.186	$0.200	$0.219	$0.234	$0.252

Net realized and unrealized gain (loss)	0.382	(0.270)	(0.302)	0.162	(0.076)

Total income (loss) from operations	$0.568	$(0.070)	$(0.083)	$0.396	$0.176

Less Distributions

From net investment income	$(0.188)	$(0.210)	$(0.217)	$(0.246)	$(0.256)

Total distributions	$(0.188)	$(0.210)	$(0.217)	$(0.246)	$(0.256)

Net asset value — End of year	$8.990	$8.610	$8.890	$9.190	$9.040

Total Return(2)	6.55%	(0.80)%	(0.87)%	4.41%	1.95%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,518	$14,848	$19,219	$24,165	$21,074

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.46%	1.47%	1.46%	1.47%	1.47%

Interest and fee expense(4)	0.05%	0.05%	0.06%	0.06%	0.05%

Total expenses(3)	1.51%	1.52%	1.52%	1.53%	1.52%

Net investment income	2.12%	2.29%	2.47%	2.55%	2.78%

Portfolio Turnover	49%	41%	28%	17%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

40	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	Massachusetts Fund — Class I

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.600	$8.880	$9.180	$9.030	$9.120

Income (Loss) From Operations

Net investment income(1)	$0.268	$0.283	$0.302	$0.320	$0.338

Net realized and unrealized gain (loss)	0.384	(0.270)	(0.301)	0.162	(0.086)

Total income from operations	$0.652	$0.013	$0.001	$0.482	$0.252

Less Distributions

From net investment income	$(0.272)	$(0.293)	$(0.301)	$(0.332)	$(0.342)

Total distributions	$(0.272)	$(0.293)	$(0.301)	$(0.332)	$(0.342)

Net asset value — End of year	$8.980	$8.600	$8.880	$9.180	$9.030

Total Return(2)	7.69%	0.15%	0.07%	5.40%	2.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$63,829	$40,691	$45,551	$44,995	$32,876

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.51%	0.52%	0.50%	0.52%	0.52%

Interest and fee expense(4)	0.05%	0.05%	0.06%	0.06%	0.05%

Total expenses(3)	0.56%	0.57%	0.56%	0.58%	0.57%

Net investment income	3.05%	3.23%	3.41%	3.49%	3.72%

Portfolio Turnover	49%	41%	28%	17%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

41	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	New York Fund — Class A

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.800	$10.110	$10.390	$10.070	$10.140

Income (Loss) From Operations

Net investment income(1)	$0.265	$0.285	$0.304	$0.326	$0.365

Net realized and unrealized gain (loss)	0.580	(0.311)	(0.276)	0.320	(0.072)

Total income (loss) from operations	$0.845	$(0.026)	$0.028	$0.646	$0.293

Less Distributions

From net investment income	$(0.265)	$(0.284)	$(0.308)	$(0.326)	$(0.363)

Total distributions	$(0.265)	$(0.284)	$(0.308)	$(0.326)	$(0.363)

Net asset value — End of year	$10.380	$9.800	$10.110	$10.390	$10.070

Total Return(2)	8.74%	(0.26)%	0.33%	6.49%	2.93%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$235,528	$218,892	$247,160	$291,077	$265,348

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.69%	0.70%	0.70%	0.70%	0.71%

Interest and fee expense(4)	0.04%	0.09%	0.07%	0.05%	0.05%

Total expenses(3)	0.73%	0.79%	0.77%	0.75%	0.76%

Net investment income	2.63%	2.86%	3.02%	3.16%	3.61%

Portfolio Turnover	114%	75%	56%	38%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

42	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	New York Fund — Class C

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.800	$10.120	$10.390	$10.070	$10.140

Income (Loss) From Operations

Net investment income(1)	$0.192	$0.211	$0.229	$0.248	$0.288

Net realized and unrealized gain (loss)	0.588	(0.321)	(0.266)	0.320	(0.071)

Total income (loss) from operations	$0.780	$(0.110)	$(0.037)	$0.568	$0.217

Less Distributions

From net investment income	$(0.190)	$(0.210)	$(0.233)	$(0.248)	$(0.287)

Total distributions	$(0.190)	$(0.210)	$(0.233)	$(0.248)	$(0.287)

Net asset value — End of year	$10.390	$9.800	$10.120	$10.390	$10.070

Total Return(2)	8.03%	(1.10)%	(0.32)%	5.69%	2.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$40,711	$55,817	$66,727	$80,371	$62,713

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.44%	1.45%	1.45%	1.44%	1.46%

Interest and fee expense(4)	0.04%	0.09%	0.07%	0.05%	0.05%

Total expenses(3)	1.48%	1.54%	1.52%	1.49%	1.51%

Net investment income	1.91%	2.11%	2.27%	2.40%	2.85%

Portfolio Turnover	114%	75%	56%	38%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

43	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	New York Fund — Class I

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.800	$10.110	$10.390	$10.070	$10.140

Income (Loss) From Operations

Net investment income(1)	$0.285	$0.305	$0.322	$0.342	$0.384

Net realized and unrealized gain (loss)	0.580	(0.311)	(0.274)	0.324	(0.071)

Total income (loss) from operations	$0.865	$(0.006)	$0.048	$0.666	$0.313

Less Distributions

From net investment income	$(0.285)	$(0.304)	$(0.328)	$(0.346)	$(0.383)

Total distributions	$(0.285)	$(0.304)	$(0.328)	$(0.346)	$(0.383)

Net asset value — End of year	$10.380	$9.800	$10.110	$10.390	$10.070

Total Return(2)	8.96%	(0.06)%	0.53%	6.70%	3.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$136,913	$123,119	$126,524	$104,643	$52,507

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.49%	0.50%	0.50%	0.49%	0.51%

Interest and fee expense(4)	0.04%	0.09%	0.07%	0.05%	0.05%

Total expenses(3)	0.53%	0.59%	0.57%	0.54%	0.56%

Net investment income	2.83%	3.06%	3.20%	3.31%	3.80%

Portfolio Turnover	114%	75%	56%	38%	8%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

44	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	Ohio Fund — Class A

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.700	$9.020	$9.300	$9.060	$9.180

Income (Loss) From Operations

Net investment income(1)	$0.276	$0.283	$0.313	$0.329	$0.348

Net realized and unrealized gain (loss)	0.506	(0.324)	(0.283)	0.237	(0.123)

Total income (loss) from operations	$0.782	$(0.041)	$0.030	$0.566	$0.225

Less Distributions

From net investment income	$(0.272)	$(0.279)	$(0.310)	$(0.326)	$(0.345)

Total distributions	$(0.272)	$(0.279)	$(0.310)	$(0.326)	$(0.345)

Net asset value — End of year	$9.210	$8.700	$9.020	$9.300	$9.060

Total Return(2)	9.12%	(0.45)%	0.39%	6.33%	2.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$102,651	$97,736	$114,303	$136,271	$130,016

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.71%	0.71%	0.72%	0.71%	0.72%

Interest and fee expense(4)	0.13%	0.14%	0.11%	0.05%	0.02%

Total expenses(3)	0.84%	0.85%	0.83%	0.76%	0.74%

Net investment income	3.08%	3.20%	3.48%	3.56%	3.81%

Portfolio Turnover	11%	13%	10%	9%	4%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

45	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	Ohio Fund — Class C

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.700	$9.010	$9.300	$9.060	$9.170

Income (Loss) From Operations

Net investment income(1)	$0.209	$0.217	$0.245	$0.259	$0.279

Net realized and unrealized gain (loss)	0.496	(0.314)	(0.293)	0.237	(0.113)

Total income (loss) from operations	$0.705	$(0.097)	$(0.048)	$0.496	$0.166

Less Distributions

From net investment income	$(0.205)	$(0.213)	$(0.242)	$(0.256)	$(0.276)

Total distributions	$(0.205)	$(0.213)	$(0.242)	$(0.256)	$(0.276)

Net asset value — End of year	$9.200	$8.700	$9.010	$9.300	$9.060

Total Return(2)	8.19%	(1.09)%	(0.47)%	5.53%	1.83%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$13,233	$19,191	$22,210	$24,822	$21,899

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	1.46%	1.46%	1.47%	1.46%	1.47%

Interest and fee expense(4)	0.13%	0.14%	0.11%	0.05%	0.02%

Total expenses(3)	1.59%	1.60%	1.58%	1.51%	1.49%

Net investment income	2.35%	2.45%	2.73%	2.80%	3.06%

Portfolio Turnover	11%	13%	10%	9%	4%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

46	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Financial Highlights — continued

	Ohio Fund — Class I

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$8.710	$9.020	$9.310	$9.070	$9.180

Income (Loss) From Operations

Net investment income(1)	$0.293	$0.300	$0.331	$0.346	$0.366

Net realized and unrealized gain (loss)	0.498	(0.313)	(0.293)	0.239	(0.113)

Total income (loss) from operations	$0.791	$(0.013)	$0.038	$0.585	$0.253

Less Distributions

From net investment income	$(0.291)	$(0.297)	$(0.328)	$(0.345)	$(0.363)

Total distributions	$(0.291)	$(0.297)	$(0.328)	$(0.345)	$(0.363)

Net asset value — End of year	$9.210	$8.710	$9.020	$9.310	$9.070

Total Return(2)	9.21%	(0.14)%	0.48%	6.54%	2.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$49,932	$35,722	$32,065	$20,957	$12,552

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(3)	0.51%	0.51%	0.52%	0.51%	0.52%

Interest and fee expense(4)	0.13%	0.14%	0.11%	0.05%	0.02%

Total expenses(3)	0.64%	0.65%	0.63%	0.56%	0.54%

Net investment income	3.26%	3.39%	3.68%	3.73%	4.00%

Portfolio Turnover	11%	13%	10%	9%	4%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

47	See Notes to Financial Statements.

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of eighteen funds, four of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipal Opportunities Fund (California Opportunities Fund), Eaton Vance Massachusetts Municipal Income Fund (Massachusetts Fund), Eaton Vance New York Municipal Income Fund (New York Fund) and Eaton Vance Ohio Municipal Income Fund (Ohio Fund), (each individually referred to as the Fund, and collectively, the Funds). The investment objective of the Massachusetts Fund, New York Fund and Ohio Fund is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The investment objective of the California Opportunities Fund is to seek to maximize after-tax total return. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Funds’ prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of September 30, 2019, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

48

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby a Fund may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the SPV by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at September 30, 2019. Interest expense related to a Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2019, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

	California Opportunities Fund	Massachusetts Fund	Ohio Fund

Floating Rate Notes Outstanding	$2,310,308	$3,678,056	$9,180,308

Interest Rate or Range of Interest Rates (%)	1.59	1.71	1.61 - 1.68

Collateral for Floating Rate Notes Outstanding	$3,149,854	$7,563,847	$15,643,758

For the year ended September 30, 2019, the Funds’ average settled Floating Rate Notes outstanding and the average interest rate including fees were as follows:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Average Floating Rate Notes Outstanding	$5,683,151	$3,640,000	$6,441,781	$9,120,000

Average Interest Rate	2.23%	2.30%	2.30%	2.28%

In certain circumstances, the Funds may enter into shortfall and forbearance agreements with brokers by which a Fund agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of September 30, 2019.

The Funds may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

49

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

The Funds’ investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Residual interest bonds held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

		Year Ended September 30, 2019
	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Tax-exempt income	$6,778,604	$4,400,036	$10,289,481	$4,657,530

Ordinary income	$415,478	$88,857	$—	$—

		Year Ended September 30, 2018
	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Tax-exempt income	$6,244,450	$4,707,875	$11,743,382	$4,934,683

Ordinary income	$498,908	$35,305	$37,236	$—

50

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

During the year ended September 30, 2019, the following amounts were reclassified due to expired capital loss carryforwards, the tax treatment of distributions in excess of net tax-exempt income and a Fund’s use of equalization accounting.

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Change in:

Paid-in capital	$70,469	$(4,877,692)	$(28,740)	$(3,173,188)

Distributable earnings	$(70,469)	$4,877,692	$28,740	$3,173,188

Tax equalization accounting allows a Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Undistributed ordinary income	$1,157,090	$—	$—	$—

Undistributed tax-exempt income	$446,956	$606,895	$654,793	$—

Undistributed long-term capital gains	$99,051	$—	$—	$—

Deferred capital losses	$—	$(1,102,081)	$—	$(9,750,243)

Net unrealized appreciation	$16,011,248	$14,780,662	$21,743,801	$17,693,014

Distributions payable	$(77,949)	$(73,814)	$(122,779)	$(53,399)

At September 30, 2019, the following Funds, for federal income tax purposes, had deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of a Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. The amounts of the deferred capital losses are as follows:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Deferred capital losses:

Short-term	$—	$486,029	$—	$4,981,142

Long-term	$—	$616,052	$—	$4,769,101

During the year ended September 30, 2019, capital loss carryforwards of $7,007,340 were utilized to offset net realized gains by the New York Fund.

51

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of each Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Aggregate cost	$333,822,367	$150,921,642	$387,319,190	$145,202,948

Gross unrealized appreciation	$16,031,946	$14,792,939	$22,261,950	$17,693,014

Gross unrealized depreciation	(20,698)	(12,277)	(518,149)	—

Net unrealized appreciation	$16,011,248	$14,780,662	$21,743,801	$17,693,014
3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table (except for California Opportunities Fund) and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $20 million	0.10%	1.00%

$20 million up to $40 million	0.20	2.00

$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are reduced. For California Opportunities Fund, the annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates on daily net assets of $500 million or more.

For the year ended September 30, 2019, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Investment Adviser Fee	$1,134,378	$549,148	$1,498,822	$553,884

Effective Annual Rate	0.40%	0.35%	0.38%	0.36%

EVM serves as the administrator of each Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended September 30, 2019 were as follows:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

EVM’s Sub-Transfer Agent Fees	$11,840	$13,306	$34,005	$11,041

EVD’s Class A Sales Charges	$24,025	$11,010	$30,225	$20,586

52

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% (0.25% for California Opportunities Fund) per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2019 for Class A shares amounted to the following:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class A Distribution and Service Fees	$288,535	$180,868	$453,065	$198,016

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the respective Funds. For the year ended September 30, 2019, the Funds paid or accrued to EVD the following distribution fees:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class C Distribution Fees	$186,086	$96,654	$346,644	$111,159

The Class C Plan also authorizes each Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to Class C shares. The Trustees approved service fee payments equal to 0.20% (0.25% for California Opportunities Fund) per annum of each Fund’s average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2019 amounted to the following:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class C Service Fees	$62,029	$25,775	$92,439	$29,642

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

53

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2019, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A and Class C shareholders:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Class A	$10,000	$—	$4,000	$—

Class C	$3,000	$1,000	$—	$2,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended September 30, 2019 were as follows:

	California Opportunities Fund	Massachusetts Fund	New York Fund	Ohio Fund

Purchases	$781,781,202	$93,627,387	$452,953,510	$23,131,735

Sales	$723,685,362	$76,358,676	$470,302,630	$17,568,795

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Opportunities Fund
	Year Ended September 30, 2019
	Class A	Class C	Class I

Sales	2,568,377	1,039,114	9,538,091

Issued to shareholders electing to receive payments of distributions in Fund shares	226,553	38,540	333,931

Redemptions	(1,874,523)	(601,732)	(3,265,728)

Converted from Class C shares	277,509	—	—

Converted to Class A shares	—	(300,089)	—

Net increase	1,197,916	175,833	6,606,294

	Year Ended September 30, 2018
	Class A	Class C	Class I

Sales	1,194,802	337,323	3,793,229

Issued to shareholders electing to receive payments of distributions in Fund shares	244,297	44,440	272,911

Redemptions	(2,927,165)	(911,448)	(4,015,513)

Net increase (decrease)	(1,488,066)	(529,685)	50,627

54

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

Massachusetts Fund
	Year Ended September 30, 2019
	Class A	Class C	Class I

Sales	805,225	250,373	3,347,077

Issued to shareholders electing to receive payments of distributions in Fund shares	244,662	25,824	151,530

Redemptions	(1,333,729)	(189,817)	(1,120,013)

Converted from Class C shares	418,172	—	—

Converted to Class A shares	—	(417,968)	—

Net increase (decrease)	134,330	(331,588)	2,378,594

	Year Ended September 30, 2018
	Class A	Class C	Class I

Sales	407,332	175,192	1,544,602

Issued to shareholders electing to receive payments of distributions in Fund shares	282,300	37,656	126,633

Redemptions	(1,684,904)	(649,916)	(2,068,490)

Net decrease	(995,272)	(437,068)	(397,255)

New York Fund
	Year Ended September 30, 2019
	Class A	Class C	Class I

Sales	2,296,580	416,538	4,573,506

Issued to shareholders electing to receive payments of distributions in Fund shares	516,401	70,073	274,908

Redemptions	(3,370,521)	(1,359,455)	(4,225,584)

Converted from Class C shares	902,117	—	—

Converted to Class A shares	—	(901,779)	—

Net increase (decrease)	344,577	(1,774,623)	622,830

	Year Ended September 30, 2018
	Class A	Class C	Class I

Sales	1,558,852	424,217	4,073,876

Issued to shareholders electing to receive payments of distributions in Fund shares	575,605	105,320	305,824

Redemptions	(4,242,782)	(1,432,854)	(4,329,550)

Net increase (decrease)	(2,108,325)	(903,317)	50,150

55

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

Ohio Fund
	Year Ended September 30, 2019
	Class A	Class C	Class I

Sales	1,075,739	212,622	2,354,267

Issued to shareholders electing to receive payments of distributions in Fund shares	289,541	31,541	122,745

Redemptions	(1,972,282)	(489,558)	(1,159,967)

Converted from Class C shares	523,315	—	—

Converted to Class A shares	—	(523,651)	—

Net increase (decrease)	(83,687)	(769,046)	1,317,045

	Year Ended September 30, 2018
	Class A	Class C	Class I

Sales	763,291	297,487	1,376,741

Issued to shareholders electing to receive payments of distributions in Fund shares	315,765	48,460	101,977

Redemptions	(2,523,978)	(603,942)	(930,203)

Net increase (decrease)	(1,444,922)	(257,995)	548,515

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended September 30, 2019.

Effective October 29, 2019, the Funds renewed their line of credit agreement, which expires October 27, 2020. In connection with the renewal, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million to $800 million.

9  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2019 is included in the Portfolio of Investments. At September 30, 2019, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Funds enter into U.S. Treasury futures contracts to hedge against changes in interest rates.

56

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2019 were as follows:

Ohio Fund

Asset Derivative:

Futures Contracts	$105,881	(1)

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statements of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2019 was as follows:

	Massachusetts Fund		New York Fund		Ohio Fund

Realized Gain (Loss) on Derivatives Recognized in Income	$(1,133,555	)(1)	$(2,901,909	)(1)	$(1,340,618	)(1)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income	$(167,709	)(2)	$(429,336	)(2)	$(78,599	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended September 30, 2019, which is indicative of the volume of this derivative type, was approximately as follows:

	Massachusetts Fund	New York Fund	Ohio Fund

Average Notional Cost:

Futures Contracts — Short	$6,139,000	$15,716,000	$7,518,000

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

57

Eaton Vance

Municipal Income Funds

September 30, 2019

Notes to Financial Statements — continued

At September 30, 2019, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

California Opportunities Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$336,707,730	$—	$336,707,730

Taxable Municipal Securities	—	13,025,306	—	13,025,306

Corporate Bonds & Notes	—	2,410,887	—	2,410,887

Total Investments	$—	$352,143,923	$—	$352,143,923

Massachusetts Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$168,302,730	$—	$168,302,730

Taxable Municipal Securities	—	1,077,630	—	1,077,630

Total Investments	$—	$169,380,360	$—	$169,380,360

New York Fund
Asset Description	Level 1	Level 2	Level 3*	Total

Tax-Exempt Investments	$—	$407,889,256	$—	$407,889,256

Miscellaneous	—	—	1,173,735	1,173,735

Total Investments	$—	$407,889,256	$1,173,735	$409,062,991

Ohio Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$172,076,270	$—	$172,076,270

Total Investments	$—	$172,076,270	$—	$172,076,270

Futures Contracts	$105,881	$—	$—	$105,881

Total	$105,881	$172,076,270	$—	$172,182,151

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the New York Fund.

Level 3 investments held by the New York Fund at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2019 is not presented.

58

Eaton Vance

Municipal Income Funds

September 30, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance California Municipal Opportunities Fund, Eaton Vance Massachusetts Municipal Income Fund, Eaton Vance New York Municipal Income Fund and Eaton Vance Ohio Municipal Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Eaton Vance California Municipal Opportunities Fund, Eaton Vance Massachusetts Municipal Income Fund, Eaton Vance New York Municipal Income Fund, and Eaton Vance Ohio Municipal Income Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Municipals Trust), including the portfolios of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

59

Eaton Vance

Municipal Income Funds

September 30, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended September 30, 2019, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

California Municipal Opportunities Fund	94.22%

Massachusetts Municipal Income Fund	98.02%

New York Municipal Income Fund	100.00%

Ohio Municipal Income Fund	100.00%

Capital Gains Dividends.  The California Municipal Opportunities Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $104,608 or, if subsequently determined to be different, the net capital gain of such year.

60

Eaton Vance

Municipal Income Funds

September 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

61

Eaton Vance

Municipal Income Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreements between each of the following funds:

•	Eaton Vance California Municipal Opportunities Fund

•	Eaton Vance Massachusetts Municipal Income Fund

•	Eaton Vance New York Municipal Income Fund

•	Eaton Vance Ohio Municipal Income Fund

(the “Funds”) and Boston Management and Research (the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for each Fund, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds. In particular, the Board considered, where relevant, the abilities and experience of the Adviser’s investment professionals in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal obligations. The Board considered the Adviser’s municipal bond team, which includes investment professionals and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including each Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Funds.

62

Eaton Vance

Municipal Income Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to that of comparable funds and appropriate benchmark indices and assessed each Fund’s performance on the basis of total return and current income return. The Board’s review included comparative performance data with respect to each Fund for the one-, three-, five- and ten-year periods ended September 30, 2018.

In this regard, the Board noted each Fund’s performance relative to its peer group, primary benchmark index and, if applicable, secondary benchmark index for the three-year period, as follows:

Performance Relative to:
Fund	Median of Peers	Primary Index	Secondary Index

Eaton Vance California Municipal Opportunities Fund	Higher	Higher	n/a

Eaton Vance Massachusetts Municipal Income Fund	Higher	Lower	Lower

Eaton Vance New York Municipal Income Fund	Higher	Lower	Lower

Eaton Vance Ohio Municipal Income Fund	Higher	Lower	Lower

The Board considered, among other things, the Adviser’s efforts to generate competitive levels of tax-exempt current income over time through investments that, relative to comparable funds, focus on higher quality municipal bonds with longer maturities. The Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered each Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on each Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients.

63

Eaton Vance

Municipal Income Funds

September 30, 2019

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of each Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that each Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of each advisory fee, which includes breakpoints at several asset levels, will allow each Fund to continue to benefit from any economies of scale in the future.

64

Eaton Vance

Municipal Income Funds

September 30, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 162 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serve until his or her successor is elected.

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 162 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Other Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

65

Eaton Vance

Municipal Income Funds

September 30, 2019

Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

66

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

438    9.30.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance California Municipal Opportunities Fund, Eaton Vance Massachusetts Municipal Income Fund, Eaton Vance National Municipal Income Fund, Eaton Vance New York Municipal Income Fund and Eaton Vance Ohio Municipal Income Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 18 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended September 30, 2018 and September 30, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T for the same time periods.

Eaton Vance California Municipal Opportunities Fund

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$50,823	$53,575
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,991	$10,556
All Other Fees(3)	$0	$0

Total	$61,814	$64,131

Eaton Vance Massachusetts Municipal Income Fund

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$48,170	$48,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,647	$11,222
All Other Fees(3)	$0	$0

Total	$59,817	$60,072

Eaton Vance National Municipal Income Fund

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$92,483	$95,125
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,258	$20,977
All Other Fees(3)	$0	$0

Total	$113,741	$116,102

Eaton Vance New York Municipal Income Fund

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$56,400	$56,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,523	$12,111
All Other Fees(3)	$0	$0

Total	$68,923	$68,461

Eaton Vance Ohio Municipal Income Fund

Fiscal Years Ended	9/30/18	9/30/19
Audit Fees	$41,260	$41,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,115	$9,667
All Other Fees(3)	$0	$0

Total	$51,375	$51,517

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Series comprising the Trust have varying fiscal year ends (July 31, August 31, and September 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	7/31/18	8/31/18	9/30/18	7/31/19	8/31/19	9/30/19
Audit Fees	$254,535	$256,285	$289,136	$258,700	$262,400	$295,750
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$59,668	$72,584	$66,534	$56,963	$69,473	$64,533
All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$314,203	$328,869	$355,670	$315,663	$331,873	$360,283

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by the Series’ principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	7/31/18	8/31/18	9/30/18	7/31/19	8/31/19	9/30/19
Registrant(1)	$59,668	$72,584	$66,534	$56,963	$69,473	$64,533
Eaton Vance(2)	$51,855	$74,355	$126,485	$60,130	$8,000	$59,903

(1)	Includes all of the Series of the Trust.
(2)	The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 21, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019